EXHIBIT 99.2

ARL / IORI / TCI Merger

EXHIBITS TO THE BOARD PRESENTATION

January 2002

HOULIHAN LOKEY HOWARD & ZUKIN
Investment Bankers
1930 Century Park West
Los Angeles, California 90067
(310) 553-8871 • http://www.hlhz.com Los Angeles • New York • Chicago • San Francisco Washington, D.C. • Minneapolis • Dallas • Atlanta • Toronto

ARL/IORI/TCI Merger

Table of Contents

Section

ARL Valuation Detail	A
IORI Valuation Detail	B
TCI Valuation Detail	C
Joint Venture Properties Valuation	D
Market Analysis	E
Public Companies Analysis	F

Houlihan Lokey Howard & Zukin	i

ARL Valuation Detail

ARL Income Producing, Real Estate Portfolio Approach

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Portfolio Approach

ARL Portfolio Approach

($ in Thousands)

	Latest Twelve Months	Selected
	Net Operating Income	Capitalization Rate Range(1)			Valuation Indication Range

Apartment Portfolio	$24,200	9.5%	—	10.5%	$230,500	—	$254,700
Office Portfolio	$5,579	10.0%	—	11.0%	$50,700	—	$55,800
Shopping Center Portfolio	$8,482	11.0%	—	12.0%	$70,700	—	$77,100
Hotel Portfolio	$9,630	12.0%	—	14.0%	$68,800	—	$80,300
Total ARL Portfolio					$420,700	—	$467,900

(1)	Based upon comparable public companies implied capitalization rates.

Houlihan Lokey Howard & Zukin	5

ARL Income Producing, Real Estate Net Asset Approach

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Apartment Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication		Valuation Indication Range
	Rentable
ARL Apartment Asset	Square Feet	Occupancy	LTM	2002	Low		High	HLHZ Selected Value

Arlington Place	205,476	93%	$5,909	$5,969	$5,909	—	$5,969	$5,90	—	$6,000
Bay Anchor	10,700	100%	288	276	276	—	288	300	—	300
Blackhawk	190,520	94%	6,859	6,255	6,255	—	6,859	6,300	—	6,900
Bridgestone	65,519	99%	2,325	2,473	2,325	—	2,473	2,300	—	2,500
Chateau	99,220	97%	3,497	3,494	3,494	—	3,497	3,500	—	3,500
Chateau Bayou	105,536	89%	4,449	4,427	4,427	—	4,449	4,400	—	4,400
Confederate Point	277,860	96%	10,166	9,682	9,682	—	10,166	9,700	—	10,200
Conradi House	49,900	98%	1,635	1,488	1,488	—	1,635	1,500	—	1,600
Da luce	95,432	96%	3,898	3,564	3,564	—	3,898	3,600	—	3,900
Falcon House	71,220	95%	2,898	2,884	2,884	—	2,898	2,900	—	2,900
Foxwood	212,000	90%	7,145	6,597	6,597	—	7,145	6,600	—	7,100
Georgetown	36,160	100%	1,074	1,073	1,073	—	1,074	1,100	—	1,100
Governor Square	146,550	95%	5,307	5,569	5,307	—	5,569	5,300	—	5,600
Grand Lagoon	47,460	93%	2,296	2,290	2,290	—	2,296	2,300	—	2,300
Greenbriar	36,600	98%	1,910	1,806	1,806	—	1,910	1,800	—	1,900
La Mirada	341,400	88%	8,007	7,931	7,931	—	8,007	7,900	—	8,000
Lake Chateau	65,800	95%	1,641	1,556	1,556	—	1,641	1,600	—	1,600
Lake Shore Villas	259,176	95%	8,790	14,981	8,790	—	14,981	14,00	—	16,000
Landings/Marina	34,484	96%	1,771	1,781	1,771	—	1,781	1,800	—	1,800
Lee Hills	14,720	97%	492	479	479	—	492	500	—	500
Mallard Lake	295,560	97%	13,527	12,642	12,642	—	13,527	12,60	—	13,500
Mediterranean Villas	158,960	96%	3,886	3,742	3,742	—	3,886	3,700	—	3,900
Morning Star	41,000	99%	1,994	1,893	1,893	—	1,994	1,900	—	2,000
Northside Villas	134,000	97%	5,326	4,986	4,986	—	5,326	5,000	—	5,300
Oak Hill	81,240	95%	3,378	3,156	3,156	—	3,378	3,200	—	3,400
Oak Tree	160,591	89%	4,135	4,151	4,135	—	4,151	4,100	—	4,200
Park Avenue	78,979	98%	5,315	5,167	5,167	—	5,315	5,200	—	5,300
Pheasant Ridge	243,960	94%	8,946	9,340	8,946	—	9,340	8,900	—	9,300
Pinecrest	46,400	100%	1,592	1,442	1,442	—	1,592	1,400	—	1,600
Quail Point	202,602	90%	4,505	4,340	4,340	—	4,505	4,300	—	4,500
Regency Apartments	111,700	93%	4,371	4,318	4,318	—	4,371	4,300	—	4,400
Regency On Kennedy	55,810	97%	3,210	3,205	3,205	—	3,210	3,200	—	3,200
Rolling Hills	115,730	96%	4,461	4,365	4,365	—	4,461	4,400	—	4,500
Seville	63,360	97%	2,368	2,273	2,273	—	2,368	2,300	—	2,400
Stonebridge	140,576	97%	4,097	3,954	3,954	—	4,097	4,000	—	4,100
Stonegate	34,900	99%	1,628	1,495	1,495	—	1,628	1,500	—	1,600
Sun Hollow	156,000	97%	5,610	5,080	5,080	—	5,610	5,100	—	5,600
Sunset	160,400	85%	1,692	1,993	1,692	—	1,993	1,700	—	2,000
Tavel Circle	2,271	NA	NA	NA	NA	—	NA	400	—	400
Valley Hi	27,800	98%	1,254	1,152	1,152	—	1,254	1,200	—	1,300
Villa Del Mar	128,004	91%	3,216	3,381	3,216	—	3,381	3,200	—	3,400
Villager	22,840	91%	835	839	835	—	839	800	—	800
Villas OF Plano	156,632	94%	8,235	8,149	8,149	—	8,235	8,100	—	8,200
Waters Edge III	212,216	92%	7,894	8,151	7,894	—	8,151	7,900	—	8,200
Westwood	93,000	93%	4,629	4,520	4,520	—	4,629	4,500	—	4,600
Westwood Parc	55,950	99%	2,544	2,379	2,379	—	2,544	2,400	—	2,500
Whispering Pines	299,264	97%	8,836	8,574	8,574	—	8,836	8,600	—	8,800
White Pines	17,000	93%	541	531	531	—	541	500	—	500
Windsor Tower	66,000	98%	2,294	2,240	2,240	—	2,294	2,200	—	2,300
Woodhollow	348,692	89%	9,726	9,251	9,251	—	9,726	9,300	—	9,700
Woodlake	210,208	99%	10,638	10,697	10,638	—	10,697	10,60	—	10,700
Woodsong II	207,460	97%	8,616	8,849	8,616	—	8,849	8,600	—	8,800
Woodstock	222,112	94%	9,221	9,666	9,221	—	9,666	9,200	—	9,700

Portfolio	6,716,950				$231,950	—	$247,420	$237,00	—	$248,800

Houlihan Lokey Howard & Zukin	7

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Apartment Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
										Selected LTM	2002	Selected 2002
					LTM Rent/	Market	Cushman	Capitalization	HLHZ	Capitalization	Cap Rate	Capitalization
ARL Apartment Asset	City	State	Year Built	Occupancy	Sq. Ft.	Monitor	& Wakefield	Rate	Adjustment	Rate	Adjustment	Rate

Arlington Place	Pasadena	TX	1973	93%	$0.43	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Bay Anchor	Panama City	FL	1979	100%	0.27	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Blackhawk	Ft. Wayne	IN	1972	94%	0.26	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Bridgestone	Friendswood	TX	1979	99%	0.34	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Chateau	Bellevue	NE	1968	97%	0.36	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
	Ocean
Chateau Bayou	Springs	MS	1973	89%	0.25	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Confederate Point	Jacksonville	FL	1969	96%	0.20	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Conradi House	Tallahassee	FL	1968	98%	0.35	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Da luce	Tallahassee	FL	1974	96%	0.26	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Falcon House	Ft. Walton	FL	1969	95%	0.27	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Foxwood	Memphis	TN	1974	90%	0.25	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Georgetown	Panama City	FL	1974	100%	0.33	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Governor Square	Tallahassee	FL	1974	95%	0.28	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Grand Lagoon	Panama City	FL	1979	93%	0.31	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Greenbriar	Tallahassee	FL	1985	98%	0.27	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
La Mirada	Jacksonville	FL	1971	88%	0.28	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Lake Chateau	Thomasville	GA	1972	95%	0.26	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
	Harris
Lake Shore Villas	County	TX	2000	95%	0.33	9.4%	9.0%	9.4%	-0.5%	8.9%	0.5%	9.4%
Landings/Marina	Pensacola	FL	1979	96%	0.34	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Lee Hills	Tallahassee	FL	1974	97%	0.25	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Mallard Lake	Greensboro	NC	1974	97%	0.23	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Mediterranean Villas	San Antonio	TX	1967	96%	0.27	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Morning Star	Tallahassee	FL	1970	99%	0.37	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Northside Villas	Tallahassee	FL	1973	97%	0.28	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Oak Hill	Tallahassee	FL	1974	95%	0.25	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Oak Tree	Grandview	MO	1968	89%	0.32	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Park Avenue	Tallahassee	FL	1985	98%	0.27	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Pheasant Ridge	Bellevue	NE	1974	94%	0.31	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Pinecrest	Tallahassee	FL	1978	100%	0.29	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Quail Point	Huntsville	AL	1960	90%	0.23	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Regency Apartments	Lincoln	NE	1973	93%	0.28	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Regency On Kennedy	Tampa	FL	1967	97%	0.38	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Rolling Hills	Tallahassee	FL	1972	96%	0.28	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Seville	Tallahassee	FL	1972	97%	0.25	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Stonebridge	Florissant	MO	1975	97%	0.21	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Stonegate	Tallahassee	FL	1972	99%	0.36	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Sun Hollow	El Paso	TX	1977	97%	0.31	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Sunset	Odessa	TX	1981	85%	0.27	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Tavel Circle	Dallas	TX	NA	NA	NA	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Valley Hi	Tallahassee	FL	1980	98%	0.35	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Villa Del Mar	Wichita	KS	1971	91%	0.29	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Villager	Ft. Walton	FL	1972	91%	0.37	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Villas Continental	Clay County	FL	1965-1974	99%	0.34	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Villas OF Plano	Plano	TX	1977	94%	0.42	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Waters Edge III	Gulfport	MS	1968	92%	0.26	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Westwood	Mary Ester	FL	1972	93%	0.29	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Westwood Parc	Tallahassee	FL	1974	99%	0.33	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Whispering Pines	Topeka	KS	1972	97%	0.25	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
White Pines	Tallahassee	FL	1974	93%	0.40	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Windsor Tower	Ocala	FL	1982	98%	0.22	9.1%	9.0%	9.1%	0.0%	9.1%	0.5%	9.6%
Woodhollow	San Antonio	TX	1974	89%	0.33	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Woodlake	Carrollton	TX	1979	99%	0.36	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%
Woodsong II	Smyrna	GA	1975	97%	0.24	9.5%	9.0%	9.5%	0.0%	9.5%	0.5%	10.0%
Woodstock	Dallas	TX	1977	94%	0.32	9.4%	9.0%	9.4%	0.0%	9.4%	0.5%	9.9%

Houlihan Lokey Howard & Zukin	8

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Apartment Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
ARL Apartment Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/ Sq. Ft.

Arlington Place	205,476	$613	$95	$58	$58	$555	9.4%	$5,909	$28.76
Bay Anchor	10,700	29	4	3	3	26	9.1%	288	26.93
Blackhawk	190,520	697	144	52	52	645	9.4%	6,859	36.00
Bridgestone	65,519	238	34	19	19	219	9.4%	2,325	35.49
Chateau	99,220	361	69	29	29	332	9.5%	3,497	35.24
Chateau Bayou	105,536	453	121	31	31	423	9.5%	4,449	42.16
Confederate Point	277,860	977	196	52	52	925	9.1%	10,166	36.59
Conradi House	49,900	173	43	25	25	149	9.1%	1,635	32.76
Da luce	95,432	383	104	28	28	355	9.1%	3,898	40.84
Falcon House	71,220	284	39	21	21	264	9.1%	2,898	40.69
Foxwood	212,000	734	137	55	55	679	9.5%	7,145	33.70
Georgetown	36,160	109	16	11	11	98	9.1%	1,074	29.71
Governor Square	146,550	525	56	42	42	483	9.1%	5,307	36.21
Grand Lagoon	47,460	222	23	14	14	209	9.1%	2,296	48.38
Greenbriar	36,600	186	9	13	13	174	9.1%	1,910	52.19
La Mirada	341,400	809	439	80	80	729	9.1%	8,007	23.45
Lake Chateau	65,800	180	41	25	25	156	9.5%	1,641	24.94
Lake Shore Villas	259,176	860	102	78	78	782	8.9%	8,790	33.91
Landings/Marina	34,484	174	20	13	13	161	9.1%	1,771	51.36
Lee Hills	14,720	49	5	4	4	45	9.1%	492	33.41
Mallard Lake	295,560	1,369	203	84	84	1,285	9.5%	13,527	45.77
Mediterranean Villas	158,960	400	70	35	35	365	9.4%	3,886	24.45
Morning Star	41,000	202	54	21	21	181	9.1%	1,994	48.63
Northside Villas	134,000	505	112	20	20	485	9.1%	5,326	39.74
Oak Hill	81,240	330	36	23	23	307	9.1%	3,378	41.58
Oak Tree	160,591	440	193	47	47	393	9.5%	4,135	25.75
Park Avenue	78,979	514	74	30	30	484	9.1%	5,315	67.29
Pheasant Ridge	243,960	916	292	66	66	850	9.5%	8,946	36.67
Pinecrest	46,400	157	22	12	12	145	9.1%	1,592	34.31
Quail Point	202,602	474	79	46	46	428	9.5%	4,505	22.23
Regency Apartments	111,700	442	86	27	27	415	9.5%	4,371	39.13
Regency On Kennedy	55,810	312	44	20	20	292	9.1%	3,210	57.52
Rolling Hills	115,730	439	64	34	34	406	9.1%	4,461	38.55
Seville	63,360	231	20	16	16	215	9.1%	2,368	37.37
Stonebridge	140,576	414	113	25	25	389	9.5%	4,097	29.14
Stonegate	34,900	169	17	21	21	148	9.1%	1,628	46.66
Sun Hollow	156,000	581	84	54	54	527	9.4%	5,610	35.96
Sunset	160,400	219	85	60	60	159	9.4%	1,692	10.55
Tavel Circle	2,271	NA	NA	NA	NA	NA	9.4%	NA	NA
Valley Hi	27,800	128	17	14	14	114	9.1%	1,254	45.11
Villa Del Mar	128,004	343	159	41	41	302	9.4%	3,216	25.12
Villager	22,840	84	15	8	8	76	9.1%	835	36.57
Villas OF Plano	156,632	826	142	52	52	774	9.4%	8,235	52.58
Waters Edge III	212,216	809	209	60	60	750	9.5%	7,894	37.20
Westwood	93,000	451	51	30	30	421	9.1%	4,629	49.78
Westwood Parc	55,950	255	25	24	24	232	9.1%	2,544	45.48
Whispering Pines	299,264	911	156	80	80	831	9.4%	8,836	29.52
White Pines	17,000	71	17	21	21	49	9.1%	541	31.85
Windsor Tower	66,000	225	25	16	16	209	9.1%	2,294	34.76
Woodhollow	348,692	1,051	399	137	137	914	9.4%	9,726	27.89
Woodlake	210,208	1,064	268	64	64	1,000	9.4%	10,638	50.61
Woodsong II	207,460	866	171	48	48	819	9.5%	8,616	41.53
Woodstock	222,112	947	66	80	80	867	9.4%	9,221	41.51

Portfolio	6,716,950	$24,200	$5,062	$1,961	$1,961	$22,240		$238,875	$35.56

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $250 per unit annually.

Houlihan Lokey Howard & Zukin	9

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Apartment Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
ARL Apartment Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/Sq. Ft.

Arlington Place	205,476	$648	$141	$58	$58	$591	9.9%	$5,969	$29.05
Bay Anchor	10,700	29	7	3	3	26	9.6%	276	25.79
Blackhawk	190,520	671	206	52	52	619	9.9%	6,255	32.83
Bridgestone	65,519	264	71	19	19	245	9.9%	2,473	37.74
Chateau	99,220	378	158	29	29	349	10.0%	3,494	35.21
Chateau Bayou	105,536	473	61	31	31	443	10.0%	4,427	41.95
Confederate Point	277,860	981	245	52	52	930	9.6%	9,682	34.85
Conradi House	49,900	167	53	25	25	143	9.6%	1,488	29.83
Da luce	95,432	370	92	28	28	342	9.6%	3,564	37.35
Falcon House	71,220	297	54	21	21	277	9.6%	2,884	40.49
Foxwood	212,000	715	212	55	55	660	10.0%	6,597	31.12
Georgetown	36,160	114	21	11	11	103	9.6%	1,073	29.68
Governor Square	146,550	577	183	42	42	535	9.6%	5,569	38.00
Grand Lagoon	47,460	233	29	14	14	220	9.6%	2,290	48.25
Greenbriar	36,600	186	33	13	13	173	9.6%	1,806	49.34
La Mirada	341,400	841	711	80	80	761	9.6%	7,931	23.23
Lake Chateau	65,800	180	54	25	25	156	10.0%	1,556	23.65
Lake Shore Villas	259,176	1,486	114	78	78	1,408	9.4%	14,981	57.80
Landings/Marina	34,484	184	22	13	13	171	9.6%	1,781	51.65
Lee Hills	14,720	50	10	4	4	46	9.6%	479	32.54
Mallard Lake	295,560	1,348	260	84	84	1,264	10.0%	12,642	42.77
Mediterranean Villas	158,960	405	58	35	35	370	9.9%	3,742	23.54
Morning Star	41,000	202	34	21	21	182	9.6%	1,893	46.18
Northside Villas	134,000	499	94	20	20	479	9.6%	4,986	37.21
Oak Hill	81,240	326	54	23	23	303	9.6%	3,156	38.85
Oak Tree	160,591	462	196	47	47	415	10.0%	4,151	25.85
Park Avenue	78,979	526	60	30	30	496	9.6%	5,167	65.43
Pheasant Ridge	243,960	1,000	190	66	66	934	10.0%	9,340	38.29
Pinecrest	46,400	150	41	12	12	138	9.6%	1,442	31.08
Quail Point	202,602	480	152	46	46	434	10.0%	4,340	21.42
Regency Apartments	111,700	458	91	27	27	432	10.0%	4,318	38.66
Regency On Kennedy	55,810	327	48	20	20	308	9.6%	3,205	57.42
Rolling Hills	115,730	453	139	34	34	419	9.6%	4,365	37.72
Seville	63,360	234	63	16	16	218	9.6%	2,273	35.88
Stonebridge	140,576	420	145	25	25	395	10.0%	3,954	28.13
Stonegate	34,900	164	38	21	21	144	9.6%	1,495	42.85
Sun Hollow	156,000	557	132	54	54	503	9.9%	5,080	32.57
Sunset	160,400	257	92	60	60	197	9.9%	1,993	12.43
Tavel Circle	2,271	NA	NA	NA	NA	NA	9.9%	NA	NA
Valley Hi	27,800	124	22	14	14	111	9.6%	1,152	41.45
Villa Del Mar	128,004	375	113	41	41	335	9.9%	3,381	26.41
Villager	22,840	89	32	8	8	81	9.6%	839	36.75
Villas OF Plano	156,632	859	77	52	52	807	9.9%	8,149	52.03
Waters Edge III	212,216	875	105	60	60	815	10.0%	8,151	38.41
Westwood	93,000	464	90	30	30	434	9.6%	4,520	48.60
Westwood Parc	55,950	252	59	24	24	228	9.6%	2,379	42.51
Whispering Pines	299,264	929	167	80	80	849	9.9%	8,574	28.65
White Pines	17,000	72	22	21	21	51	9.6%	531	31.23
Windsor Tower	66,000	231	30	16	16	215	9.6%	2,240	33.94
Woodhollow	348,692	1,052	288	137	137	916	9.9%	9,251	26.53
Woodlake	210,208	1,123	77	64	64	1,059	9.9%	10,697	50.89
Woodsong II	207,460	932	98	48	48	885	10.0%	8,849	42.65
Woodstock	222,112	1,037	95	80	80	957	9.9%	9,666	43.52

Portfolio	6,716,950	$25,531	$5,639	$1,961	$1,961	$23,570		$240,495	$35.80

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $250 per unit annually.

Houlihan Lokey Howard & Zukin	10

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Hotel Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication		Valuation Indication Range
	Number	Average
ARL Hotel Asset	of Rooms	Occupancy	LTM	2002	Low		High	HLHZ Selected Value

Best Western	110	60.0%	$7,830	$8,346	$7,830	—	$8,346	$7,800	—	$8,300
Grand Hotel Sofia	145	*	8,032	12,067	8,032	—	12,067	10,000	—	12,000
Holiday Inn	196	72.0%	6,106	5,385	5,385	—	6,106	5,400	—	6,100
Piccadilly Airport	185	61.0%	1,950	4,198	1,950	—	4,198	3,500	—	4,500
Piccadilly Chateau	78	58.0%	1,751	1,503	1,503	—	1,751	1,500	—	1,800
Piccadilly Shaw	194	69.0%	6,494	6,272	6,272	—	6,494	6,300	—	6,500
Piccadilly University	190	55.0%	6,890	6,335	6,335	—	6,890	6,300	—	6,900
Quality Inn	161	69.0%	3,364	3,338	3,338	—	3,364	3,300	—	3,400
Williamsburg Hospitality House	296	60.0%	15,339	15,491	15,339	—	15,491	15,300	—	15,500

Portfolio	1,555				$55,983	—	$64,706	$59,400	—	$65,000

Houlihan Lokey Howard & Zukin	11

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Hotel Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
										Selected LTM	2002	Selected 2002
				Average	Avg. Revenue	Implied	Cushman &	Capitalization	HLHZ	Capitalization	Cap Rate	Capitalization
ARL Hotel Asset	City	State	Year Built	Occupancy	Per Room	Comps(1)	Wakefield	Rate	Adj.(2)	Rate	Adjustment	Rate

Best Western	Virginia Beach	VA	1983	60%	$21.81	13.6%	10.9%	10.9%	2.5%	13.4%	0.5%	13.9%
Grand Hotel Sofia	Sofia, Bulgaria	NA	1969	*	26.41	13.6%	10.9%	10.9%	5.0%	15.9%	0.5%	16.4%
Holiday Inn	Kansas City	MO	1974	72.0%	25.10	13.6%	10.9%	10.9%	2.5%	13.4%	0.5%	13.9%
Piccadilly Airport	Fresno	CA	1970	61.0%	27.68	13.6%	10.9%	10.9%	3.0%	13.9%	0.5%	14.4%
Piccadilly Chateau	Fresno	CA	1989	58.0%	12.62	13.6%	10.9%	10.9%	3.0%	13.9%	0.5%	14.4%
Piccadilly Shaw	Fresno	CA	1973	69.0%	23.02	13.6%	10.9%	10.9%	3.0%	13.9%	0.5%	14.4%
Piccadilly University	Fresno	CA	1984	55.0%	21.15	13.6%	10.9%	10.9%	3.0%	13.9%	0.5%	14.4%
Quality Inn	Denver	CO	1974	69.0%	13.66	13.6%	10.9%	10.9%	4.0%	14.9%	0.5%	15.4%
Williamsburg Hospitality House	Williamsburg	VA	1973	60.0%	28.09	13.6%	10.9%	10.9%	2.0%	12.9%	0.5%	13.4%

(1)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

(2)	Capitalization rate adjustment is based upon several factors including age, location, flag, type and financial performance of the hotels. In addition adjustment reflects additional risk related to lodging properties resulting from the September, 11 attacks.

Houlihan Lokey Howard & Zukin	12

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Hotel Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Number	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
ARL Hotel Asset	of Rooms	Income	Expenditures	Expenditures	Expenditures	NOI (1)	Rate	Indication	/Room

Best Western	110	$1,157	$133	$108	$108	$1,049	13.4%	$7,830	$71.18
Grand Hotel Sofia	145	1,449	0	172	172	1,277	15.9%	8,032	55.39
Holiday Inn	196	1,040	(4)	221	221	818	13.4%	6,106	31.15
Piccadilly Airport	185	501	951	230	230	271	13.9%	1,950	10.54
Piccadilly Chateau	78	288	98	44	44	243	13.9%	1,751	22.45
Piccadilly Shaw	194	1,104	223	201	201	903	13.9%	6,494	33.47
Piccadilly University	190	1,139	58	181	181	958	13.9%	6,890	36.26
Quality Inn	161	600	33	99	99	501	14.9%	3,364	20.90
Williamsburg Hospitality House	296	2,353	(222)	374	374	1,979	12.9%	15,339	51.82

Portfolio	1,555	$9,630	$1,268	$1,631	$1,631	$7,999		$57,755	$37.14

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of 4.5% of revenue annually.

Houlihan Lokey Howard & Zukin	13

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Hotel Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Number	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
ARL Hotel Asset	of Rooms	Income	Expenditures	Expenditures	Expenditures	NOI (1)	Rate	Indication	/Room

Best Western	110	$1,276	$119	$115	$115	$1,160	13.9%	$8,346	$75.87
Grand Hotel Sofia	145	2,191	47	212	212	1,979	16.4%	12,067	83.22
Holiday Inn	196	965	181	216	216	748	13.9%	5,385	27.47
Piccadilly Airport	185	865	215	261	261	604	14.4%	4,198	22.69
Piccadilly Chateau	78	262	41	45	45	216	14.4%	1,503	19.27
Piccadilly Shaw	194	1,110	174	207	207	903	14.4%	6,272	32.33
Piccadilly University	190	1,100	145	188	188	912	14.4%	6,335	33.34
Quality Inn	161	617	89	103	103	514	15.4%	3,338	20.73
Williamsburg Hospitality House	296	2,456	295	380	380	2,076	13.4%	15,491	52.33

Portfolio	1,555	$10,842	$1,306	$1,728	$1,728	$9,114		$62,934	$40.47

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of 4.5% of revenue annually.

Houlihan Lokey Howard & Zukin	14

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Office Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication			Valuation Indication Range			HLHZ Selected Value
	Rentable
ARL Office Asset	Square Feet	Occupancy	LTM	2002	DCF	Low		High

56 Expressway	54,649	66%	$1,498	$913	$2,355	$913	—	$2,355	$900	—	$1,500
Centura	410,901	47%	5,252	23,376	51,955	5,252	—	51,955	65,000	—	65,000	(1)
Cooley Building	27,000	69%	NMF	1,844	1,425	1,425	—	1,844	1,400	—	1,800
Encino Executive Plaza	177,211	94%	29,617	24,471	28,505	24,471	—	29,617	24,500	—	29,600
Executive Court	41,840	73%	2,386	NMF	1,990	1,990	—	2,386	2,000	—	2,400
Melrose Business Park	124,200	80%	1,294	960	2,180	960	—	2,180	1,000	—	2,200
One Hickory Centre	102,615	96%	7,106	10,456	NMF	7,106	—	10,456	8,000	—	10,000
Rosedale Towers	84,798	91%	6,499	7,277	6,850	6,499	—	7,277	6,500	—	7,300
Two Hickory Centre	167,981	49%	NMF	8,783	9,895	8,783	—	9,895	8,800	—	9,900
Sesame Square (University Square)	22,260	100%	1,275	1,777	1,385	1,275	—	1,777	1,300	—	1,800

Portfolio	1,213,455					$58,674	—	$119,742	$119,400		$131,500

(1)	Valued at the “As is” appraisal value of $65 million, per discussions with management.

Houlihan Lokey Howard & Zukin	15

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Office DCF Analysis

($ in Thousands)

			Discount Rate Selection

		Selected Exit	C&W
		Capitalization	Discount	HLHZ	Selected	Discounted Cash Flow
ARL Office Asset	Occupancy	Rate(1)	Rate	Adjustment(2)	Discount Rate	Valuation Indications

56 Expressway	66%	10.7%	14.3%	2.0%	16.3%	$2,200	—	$2,510
Centura Tower	47%	10.7%	14.3%	4.0%	18.3%	48,850	—	55,060
The Collections	91%	10.0%	12.0%	1.0%	13.0%	21,010	—	24,000
Cooley Building	69%	10.7%	14.3%	2.0%	16.3%	1,340	—	1,510
Encino Executive Plaza	94%	10.6%	12.0%	1.0%	13.0%	26,690	—	30,320
Executive Court	73%	10.7%	14.3%	0.0%	14.3%	1,850	—	2,130
Melrose Business Park	80%	10.6%	13.3%	3.5%	16.8%	2,040	—	2,320
One Hickory Center	96%	10.6%	12.0%	2.5%	14.5%	11,930	—	13,660
Rosedale Towers	91%	10.6%	12.0%	0.0%	12.0%	6,390	—	7,310
Sesame Square	100%	10.6%	12.0%	1.5%	13.5%	1,300	—	1,470
Two Hickory Center	49%	10.7%	14.3%	2.5%	16.8%	9,260	—	10,530

(1)	Based upon selected 2002 capitalization rate.

(2)	Capitalization rate adjustment of up to 400 bps based upon the properties LTM performance and budgeted 2001 performance in relation to the comparable period DCF projections. For the properties where the DCF projection was 10% higher than the comparable period performance or updated budget, a 50 bps adjustment was made. For the properties where the DCF projection was 20% higher than the comparable period performance or updated budget, a 100 bps adjustment was made. And so on, up to a 200 bps point adjustment per period.

Houlihan Lokey Howard & Zukin	16

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Office Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
										Selected LTM	2002	Selected 2002
					LTM Rent/	Implied	Cushman	Capitalization	HLHZ	Capitalization	Cap Rate	Capitalization
ARL Office Asset	City	State	Year Built	Occupancy	Sq. Ft.	Comps(1)	& Wakefield	Rate	Adjustment	Rate	Adjustment	Rate

56 Expressway	Oklahoma City	OK	1981	66%	$0.64	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%
Centura	Farmers Branch	TX	1999	47%	0.64	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%
Cooley Building	Farmers Branch	TX	1996	69%	0.04	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%
Encino Executive Plaza	Encino	CA	1986	94%	2.31	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%	10.6%
Executive Court	Memphis	TN	1980	73%	1.04	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%
Melrose Business Park	Oklahoma City	OK	1980	80%	0.21	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%	10.6%
One Hickory Centre	Farmers Branch	TX	1998	96%	1.35	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%	10.6%
Rosedale Towers	Minneapolis	MN	1974	91%	1.35	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%	10.6%
Two Hickory Centre	Farmers Branch	TX	1999	49%	0.42	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%
Sesame Square (University Square)	Anchorage	AK	1981	100%	1.25	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%	10.6%

(1)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

Houlihan Lokey Howard & Zukin	17

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Office Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
ARL Office Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/ Sq. Ft.

56 Expressway	54,649	160	29	$8	$8	$152	10.2%	$1,498	$27.41
Centura	410,901	595	823	62	62	533	10.2%	5,252	12.78
Cooley Building	27,000	(179)	0	4	4	(183)	10.2%	(1,808)	(66.94)
Encino Executive Plaza	177,211	3,018	0	27	27	2,991	10.1%	29,617	167.13
Executive Court	41,840	248	103	6	6	242	10.2%	2,386	57.04
Melrose Business Park	124,200	149	6	19	19	131	10.1%	1,294	10.42
One Hickory Centre	102,615	733	23	15	15	718	10.1%	7,106	69.25
Rosedale Towers	84,798	669	0	13	13	656	10.1%	6,499	76.64
Two Hickory Centre	167,981	53	43	25	25	28	10.2%	276	1.65
Sesame Square (University Square)	22,260	132	0	3	3	129	10.1%	1,275	57.27

Portfolio	1,213,455	$5,579	$1,026	$182	$182	$5,397		$53,396	$44.00

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

Houlihan Lokey Howard & Zukin	18

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Office Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
ARL Office Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/Sq. Ft.

56 Expressway	54,649	105	63	$8	$8	$97	10.7%	$913	$16.72
Centura	410,901	2,551	3,115	62	62	2,490	10.7%	23,376	56.89
Cooley Building	27,000	200	147	4	4	196	10.7%	1,844	68.28
Encino Executive Plaza	177,211	2,621	1,879	27	27	2,594	10.6%	24,471	138.09
Executive Court	41,840	(149)	240	6	6	(156)	10.7%	(1,462)	(34.95)
Melrose Business Park	124,200	120	18	19	19	102	10.6%	960	7.73
One Hickory Centre	102,615	1,124	0	15	15	1,108	10.6%	10,456	101.89
Rosedale Towers	84,798	784	308	13	13	771	10.6%	7,277	85.82
Two Hickory Centre	167,981	961	344	25	25	935	10.7%	8,783	52.29
Sesame Square (University Square)	22,260	192	47	3	3	188	10.6%	1,777	79.83

Portfolio	1,213,455	$8,509	$6,160	$182	$182	$8,327		$78,395	$64.60

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

Houlihan Lokey Howard & Zukin	19

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Retail Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication			Valuation Indication Range			HLHZ Selected Value
	Rentable
ARL Retail Asset	Square Feet	Occupancy	LTM	2002	DCF	Low		High

Collection	267,812	91%	$20,361	$20,032	$22,505	$20,032	—	$22,505	$20,000	—	$22,500
Cross County Mall	304,575	94%	13,005	9,920	12,655	9,920	—	13,005	12,000	—	13,000
Cullman	92,466	98%	2,882	2,570	3,145	2,570	—	3,145	2,600	—	3,100
Oaktree Village	45,623	89%	3,299	3,727	3,905	3,299	—	3,905	3,300	—	3,900
Westwood	149,855	93%	8,889	8,555	9,355	8,555	—	9,355	8,600	—	9,400
Denver Mart	509,008	92%	38,682	37,884	NA	37,884	—	38,682	37,900	—	38,700

Portfolio	1,369,339					$82,260	—	$90,596	$84,400		$90,600

Houlihan Lokey Howard & Zukin	20

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Retail DCF Analysis

($ in Thousands)

			Discount Rate Selection

		Selected Exit	C&W
		Capitalization	Discount	HLHZ	Selected	Discounted Cash Flow
ARL Retail Asset	Occupancy	Rate(1)	Rate	Adjustment(2)	Discount Rate	Valuation Indications

Cross Country Shopping Mall	94%	10.0%	12.0%	1.0%	13.0%	$11,810	—	$13,500
Cullman Shopping Center	98%	10.0%	12.0%	0.5%	12.5%	2,930	—	3,360
Oak Tree Village Shopping Center	89%	10.0%	12.5%	0.0%	12.5%	3,640	—	4,170
Westwood Shopping Center	93%	10.0%	12.0%	1.5%	13.5%	8,710	—	10,000
Denver Mart	NA	NA	NA	NA	NA	NA	—	NA

(1)	Based upon selected 2002 capitalization rate.

(2)	Capitalization rate adjustment of up to 400 bps based upon the properties LTM performance and budgeted 2001 performance in relation to the comparable period DCF projections. For the properties where the DCF projection was 10% higher than the comparable period performance or updated budget, a 50 bps adjustment was made. For the properties where the DCF projection was 20% higher than the comparable period performance or updated budget, a 100 bps adjustment was made. And so on, up to a 200 bps point adjustment per period.

Houlihan Lokey Howard & Zukin	21

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Retail Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
										Selected LTM	2002	Selected 2002
					LTM Rent/	Implied	Cushman	Capitalization	HLHZ	Capitalization	Cap Rate	Capitalization
ARL Retail Asset	City	State	Year Built	Occupancy	Sq. Ft.	Comps(1)	& Wakefield	Rate	Adjustment	Rate	Adjustment	Rate

Collection	Denver	CO	1955	91%	$0.84	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Cross County Mall	Mattoon	IL	1971	94%	0.54	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Cullman	Cullman	AL	1979	98%	0.32	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Oaktree Village	Lubbock	TX	1981	89%	0.85	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Westwood	Tallahassee	FL	1980	93%	0.69	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Denver Mart	Denver	CO	1965/1986	92%	2.00	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%

(1)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

Houlihan Lokey Howard & Zukin	22

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Retail Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
ARL Retail Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/Sq. Ft.

Collection	267,812	$1,974	$15	$40	$40	$1,934	9.5%	$20,361	$76.03
Cross County Mall	304,575	1,281	13	46	46	1,235	9.5%	13,005	42.70
Cullman	92,466	288	0	14	14	274	9.5%	2,882	31.17
Oaktree Village	45,623	320	8	7	7	313	9.5%	3,299	72.32
Westwood	149,855	867	7	22	22	844	9.5%	8,889	59.32
Denver Mart	509,008	3,751	669	76	76	3,675	9.5%	38,682	75.99

Portfolio	1,369,339	$8,482	$712	$205	$205	$8,276		$87,118	$63.62

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

Houlihan Lokey Howard & Zukin	23

ARL/IORI/TCI Merger

ARL Income Producing, Real Estate Net Asset Approach

ARL Retail Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
ARL Retail Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/Sq. Ft.

Collection	267,812	$2,043	$15	$40	$40	$2,003	10.0%	$20,032	$74.80
Cross County Mall	304,575	1,038	13	46	46	992	10.0%	9,920	32.57
Cullman	92,466	271	0	14	14	257	10.0%	2,570	27.79
Oaktree Village	45,623	380	8	7	7	373	10.0%	3,727	81.69
Westwood	149,855	878	7	22	22	855	10.0%	8,555	57.09
Denver Mart	509,008	3,865	669	76	76	3,788	10.0%	37,884	74.43

Portfolio	1,369,339	$8,474	$712	$205	$205	$8,269		$82,688	$60.39

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

Houlihan Lokey Howard & Zukin	24

ARL Land

ARL/IORI/TCI Merger

ARL Land

Land Valuation Summary — American Realty Investors, Inc.

($ in thousands)

			12/31/00
			Book
Land	City	State	Value	Value Range

Katrina Land	Palm Desert	CA	34,154	$43,000	$50,000
Pioneer Crossing(1)	Austin	TX	18,182	$25,000	$49,000
Las Colinas	Irving	TX	9,948	$18,000	$27,000
Desert Wells	Palm Desert	CA	13,395	$18,000	$22,000
Elm Fork	Plano	TX	NA	$17,000	$25,000
Vista Ridge	Lewisville	TX	14,417	$15,000	$24,000
Nashville	Nashville	TN	7,315	$7,000	$15,000
Mason/Goodrich	Houston	TX	8,813	$11,000	$14,000
Katy Road	Houston	TX	5,919	$7,000	$10,000
Centura Holdings	Farmers Branch	TX	8,691	$8,700	$8,700
Monterey	Riverside	CA	4,564	$7,000	$8,000
Messick	Palm Springs	CA	3,610	$5,000	$6,000
Willow Springs	Riverside	CA	4,070	$4,100	$4,100
McKinney Corners	McKinney	TX	1,168	$4,000	$4,000
Rasor	Plano	TX	1,825	$3,000	$4,000
Clark	Farmers Branch	TX	NA	$3,000	$3,000
Valley View 34	Farmers Branch	TX	2,687	$2,700	$2,700
Keller	Fort Worth	TX	618	$2,500	$3,400
Marine Creek	Tarrant County	TX	2,416	$2,400	$2,900
Varner Road	Riverside	CA	2,042	$2,000	$2,000
Jeffries Ranch	Oceanside	CA	1,178	$1,800	$2,600
Chase Oaks	Plano	TX	3,281	$1,800	$2,900
Leone	Irving	TX	1,625	$1,800	$2,700
Frisco Bridges	Frisco	TX	6,021	$1,900	$2,200
Eldorado Parkway	Collin County	TX	1,022	$0	$0
Santa Clarita	Santa Clarita	CA	1,418	$2,100	$2,300
Scout	Fort Worth	TX	2,067	$900	$1,100
Others	Various	NA	750	$800	$800
Woolley	Farmers Branch	TX	6	$0	$0
Plano Parkway(2)	Plano	TX	3,049	$0	$0
Scoggins(2)	Tarrant County	CA	2,545	$0	$0
Yorktown(2)	Harris County	TX	6,380	$0	$0

(1)	Includes the Sladek land parcel which was broken out separately on the 12/31/00 10-K.

(2)	Sold during 2001.

Houlihan Lokey Howard & Zukin	26

ARL/IORI/TCI Merger

ARL Land

Land Valuation Summary — American Realty Investors, Inc. (Continued)

($ in thousands)

			12/31/00
			Book
Land	City	State	Value	Value Range

Mercer Crossing
Valwood	Dallas County	TX	12,209
Lacy Longhorn	Farmers Branch	TX	1,908
Tree Farm LBJ	Dallas County	TX	2,568
Thompson	Farmers Branch	TX	948
Dalho	Farmers Branch	TX	331
Tomlin	Farmers Branch	TX	1,878
Hollywood Casino	Farmers Branch	TX	11,582
Stagliano	Farmers Branch	TX	566
JHL Connell	Carrollton	TX	1,426
Bonneau	Dallas County	TX	1,102
FRWM Cummings	Farmers Branch	TX	1,284
Thompson II	Dallas County	TX	505
Walker	Dallas County	TX	13,534
HSM Tract	Farmers Branch	TX	2,361
Croslin Tract	Dallas County	TX	333
Mendoza Tract	Dallas County	TX	192
Kelly Lots	Collin County	TX	131

Total Mercer Crossing			52,858	$57,000	$74,000
Valley Ranch	Irving	TX	584
Valley Ranch	Irving	TX	584
Valley Ranch III	Irving	TX	2,248
Valley Ranch IV	Irving	TX	2,187

Total Valley Ranch			5,019	$3,500	$4,800
Vineyards	Grapevine	TX	4,982
Vineyards	Grapevine	TX	4,982
Vineyards II	Grapevine	TX	6,934

Total Vineyards			11,916	$12,000	$18,000
TOTAL			242,969	$290,000	$400,000

Houlihan Lokey Howard & Zukin	27

Other Assets & Minority Interest

ARL/IORI/TCI Merger

Other Assets & Minority Interest

ARL – Other Real Estate Assets Valuation

($ in Thousands)

Asset	Asset Type	Concluded Value Range

Bee Street	Land	$500	—	$500
Total Value of TCI’s Other Real Estate Assets		$500	—	$500

Houlihan Lokey Howard & Zukin	29

ARL/IORI/TCI Merger

Other Assets & Minority Interest

ARL — Pizza World Valuation

($ in Thousands)

	9 Months Ended		LTM	FYE December 31,

	9/30/01	9/30/00	9/30/01	12/31/00	12/31/99	12/31/98

Operating Revenue	25,282	24,388	33,445	32,551	30,781	28,883
Operating Expenses	20,715	20,138	27,344	26,767	26,278	24,840

Operating Income	4,567	4,250	6,101	5,784	4,503	4,043
Operating Income Margin	18.1%	17.4%	18.2%	17.8%	14.6%	14.0%
Depreciation	931	982	1,279	1,330	1,288	1,273

EBITDA	5,498	5,232	7,380	7,114	5,791	5,316
EBITDA Margin	21.7%	21.5%	22.1%	21.9%	18.8%	18.4%

	Representative
	Level	Selected Multiple Range			Value Range

LTM Net Operating Income	$7,380	4.5x	—	5.5x	$33,210	—	$40,590
Concluded Value Range					$33,200	—	$40,600

Houlihan Lokey Howard & Zukin	30

ARL/IORI/TCI Merger

Other Assets & Minority Interest

Net Other Assets Analysis

($ in Thousands)

	Balance at	Percentage	Recoverable
	9/30/01	Recoverable	Value

Other Assets
Accounts Receivable	$2,344	75.0%	$1,758
Escrows	12,419	100.0%	12,419
Earnest Money	2,838	100.0%	2,838
Deferred Borrowing Costs	10,854	0.0%	0
Other	6,615	25.0%	1,654

Total Other Assets	$35,070		$18,669
Other Liabilities
Accounts Payable	$13,667	100.0%	$13,667
Property Taxes Payable	8,170	100.0%	8,170
Accrued Expenses	9,957	100.0%	9,957
FF&E Reserve	3,134	0.0%	0
Security Deposits	3,165	100.0%	3,165
Deferred Revenue	1,838	0.0%	0
Other	4,582	100.0%	4,582

Total Other Liabilities	$44,513		$39,541

Net Other Assets			($20,872)

Houlihan Lokey Howard & Zukin	31

ARL/IORI/TCI Merger

Other Assets & Minority Interest

Minority Interest Calculation

($ in Thousands)

								ARI's	Others
				9/30/01				Ownership	Ownership	Minority Interest Value
	HLHZ Valuation Range			Debt	Equity Value Range			Interest	Interest	Range

Valley Ranch	$3,500	—	$4,800	$0	$3,500	—	$4,800	74.2%	25.8%	$903	—	$1,239
Best Western	7,800	—	8,300	4,266	3,534	—	4,034	0.2%	99.8%	3,526	—	4,025
Vineyards	12,000	—	18,000	2,744	9,256	—	15,256	100.0%	0.0%	0	—	0
Encino Executive Plaza	24,500	—	29,600	34,177	0	—	0	62.2%	37.8%	0	—	0
Denver Merchandise Mart	37,900	—	38,700	28,616	9,284	—	10,084	63.4%	36.6%	3,395	—	3,688
Collection	20,000	—	22,500	14,593	5,407	—	7,907	61.7%	38.3%	2,071	—	3,028
Katrina	43,000	—	50,000	18,606	24,394	—	31,394	56.3%	43.7%	10,665	—	13,725
Messick	5,000	—	6,000	1,500	3,500	—	4,500	56.3%	43.7%	1,530	—	1,967
Monterey	7,000	—	8,000	0	7,000	—	8,000	56.3%	43.7%	3,060	—	3,497
Valley View 34	2,700	—	2,700	0	2,700	—	2,700	56.3%	43.7%	1,180	—	1,180
Governor’s Square Apts	5,300	—	5,600	3,210	2,090	—	2,390	53.9%	46.1%	963	—	1,101
Oak Hill Apts	3,200	—	3,400	1,886	1,314	—	1,514	53.9%	46.1%	605	—	698
Stonegate Apts	1,500	—	1,600	1,040	460	—	560	53.9%	46.1%	212	—	258
Villager Apts	800	—	800	533	267	—	267	53.9%	46.1%	123	—	123
White Pines Apts	500	—	500	0	500	—	500	53.9%	46.1%	230	—	230
Bay Anchor Apts	300	—	300	0	300	—	300	5.6%	94.4%	283	—	283
Conradi House Apts	1,500	—	1,600	1,061	439	—	539	5.6%	94.4%	414	—	509
Daluce Apts	3,600	—	3,900	2,529	1,071	—	1,371	5.6%	94.4%	1,012	—	1,295
Grand Lagoon Apts	2,300	—	2,300	1,215	1,085	—	1,085	5.6%	94.4%	1,025	—	1,025
Lee Hills Apts	500	—	500	125	375	—	375	5.6%	94.4%	354	—	354
Morning Star Apts	1,900	—	2,000	1,206	694	—	794	5.6%	94.4%	655	—	750
Park Avenue Apts	5,200	—	5,300	2,774	2,426	—	2,526	5.6%	94.4%	2,291	—	2,385
Pinecrest West Apts	1,400	—	1,600	951	449	—	649	5.6%	94.4%	424	—	613
Windsor Tower Apts	2,200	—	2,300	1,135	1,065	—	1,165	5.6%	94.4%	1,006	—	1,100
Falcon House Apts	2,900	—	2,900	2,015	885	—	885	32.4%	67.6%	598	—	598
Georgetown Apts	1,100	—	1,100	913	187	—	187	32.4%	67.6%	126	—	126
Greenbriar Apts	1,800	—	1,900	993	807	—	907	32.4%	67.6%	546	—	613
Lake Chateau Apts	1,600	—	1,600	1,089	511	—	511	32.4%	67.6%	346	—	346
Landings & Marina Apts	1,800	—	1,800	1,187	613	—	613	32.4%	67.6%	415	—	415
Northside Villas Apts	5,000	—	5,300	2,849	2,151	—	2,451	32.4%	67.6%	1,455	—	1,658
Regency Apts	4,300	—	4,400	1,726	2,574	—	2,674	32.4%	67.6%	1,741	—	1,809
Rolling Hills Apts	4,400	—	4,500	2,865	1,535	—	1,635	32.4%	67.6%	1,038	—	1,106
Seville Apts	2,300	—	2,400	1,276	1,024	—	1,124	32.4%	67.6%	693	—	761
Valley Hi Apts	1,200	—	1,300	885	315	—	415	32.4%	67.6%	213	—	280
Westwood Apts	4,500	—	4,600	2,490	2,010	—	2,110	32.4%	67.6%	1,360	—	1,427
Westwood Parc Apts	2,400	—	2,500	1,386	1,014	—	1,114	32.4%	67.6%	686	—	754
TOTAL										$45,100	—	$53,000

Houlihan Lokey Howard & Zukin	32

ARL — Deferred Tax Analysis

ARL/IORI/TCI Merger

ARL – Deferred Tax Analysis

ARL Deferred Tax Analysis

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Apartments
Arlington Place	$5,900	—	$6,000	$1,457	$4,443	—	$4,543	$1,777	—	$1,817
Bay Anchor	300	—	300	121	179	—	179	72	—	72
Blackhawk	6,300	—	6,900	1,609	4,691	—	5,291	1,876	—	2,116
Bridgestone	2,300	—	2,500	998	1,302	—	1,502	521	—	601
Chateau	3,500	—	3,500	933	2,567	—	2,567	1,027	—	1,027
Chateau Bayou	4,400	—	4,400	2,788	1,612	—	1,612	645	—	645
Confederate Point	9,700	—	10,200	1,722	7,978	—	8,478	3,191	—	3,391
Conradi House	1,500	—	1,600	1,193	307	—	407	123	—	163
Da luce	3,600	—	3,900	2,647	953	—	1,253	381	—	501
Falcon House	2,900	—	2,900	2,038	862	—	862	345	—	345
Foxwood	6,600	—	7,100	2,067	4,533	—	5,033	1,813	—	2,013
Georgetown	1,100	—	1,100	1,062	38	—	38	15	—	15
Governor Square	5,300	—	5,600	4,915	385	—	685	154	—	274
Grand Lagoon	2,300	—	2,300	1,553	747	—	747	299	—	299
Greenbriar	1,800	—	1,900	1,134	666	—	766	266	—	306
La Mirada	7,900	—	8,000	2,818	5,082	—	5,182	2,033	—	2,073
Lake Chateau	1,600	—	1,600	1,430	170	—	170	68	—	68
Lake Shore Villas	14,000	—	16,000	13,653	347	—	2,347	139	—	939
Landings/Marina	1,800	—	1,800	1,301	499	—	499	200	—	200
Lee Hills	500	—	500	0	500	—	500	200	—	200
Mallard Lake	12,600	—	13,500	3,361	9,239	—	10,139	3,696	—	4,056
Mediterranean Villas	3,700	—	3,900	3,358	342	—	542	137	—	217
Morning Star	1,900	—	2,000	1,396	504	—	604	202	—	242
Northside Villas	5,000	—	5,300	3,915	1,085	—	1,385	434	—	554
Oak Hill	3,200	—	3,400	2,182	1,018	—	1,218	407	—	487
Oak Tree	4,100	—	4,200	2,077	2,023	—	2,123	809	—	849

Houlihan Lokey Howard & Zukin	34

ARL/IORI/TCI Merger

ARL – Deferred Tax Analysis

ARL Deferred Tax Analysis (continued)

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Park Avenue	5,200	—	5,300	3,454	1,746	—	1,846	698	—	738
Pheasant Ridge	8,900	—	9,300	2,472	6,428	—	6,828	2,571	—	2,731
Pinecrest	1,400	—	1,600	924	476	—	676	190	—	270
Quail Point	4,300	—	4,500	1,036	3,264	—	3,464	1,306	—	1,386
Regency Apartments	4,300	—	4,400	1,554	2,746	—	2,846	1,098	—	1,138
Regency On Kennedy	3,200	—	3,200	4,224	(1,024)	—	(1,024)	(410)	—	(410)
Rolling Hills	4,400	—	4,500	3,158	1,242	—	1,342	497	—	537
Seville	2,300	—	2,400	1,748	552	—	652	221	—	261
Stonebridge	4,000	—	4,100	977	3,023	—	3,123	1,209	—	1,249
Stonegate	1,500	—	1,600	1,769	(269)	—	(169)	(108)	—	(68)
Sun Hollow	5,100	—	5,600	2,027	3,073	—	3,573	1,229	—	1,429
Sunset	1,700	—	2,000	1,629	71	—	371	28	—	148
Tavel Circle	400	—	400	411	(11)	—	(11)	(4)	—	(4)
Valley Hi	1,200	—	1,300	863	337	—	437	135	—	175
Villa Del Mar	3,200	—	3,400	1,875	1,325	—	1,525	530	—	610
Villager	800	—	800	1,174	(374)	—	(374)	(150)	—	(150)
Villas OF Plano	8,100	—	8,200	2,326	5,774	—	5,874	2,310	—	2,350
Waters Edge III	7,900	—	8,200	1,572	6,328	—	6,628	2,531	—	2,651
Westwood	4,500	—	4,600	2,979	1,521	—	1,621	608	—	648
Westwood Parc	2,400	—	2,500	1,537	863	—	963	345	—	385
Whispering Pines	8,600	—	8,800	2,264	6,336	—	6,536	2,534	—	2,614
White Pines	500	—	500	702	(202)	—	(202)	(81)	—	(81)
Windsor Tower	2,200	—	2,300	2,116	84	—	184	34	—	74
Woodhollow	9,300	—	9,700	3,832	5,468	—	5,868	2,187	—	2,347
Woodlake	10,600	—	10,700	3,317	7,283	—	7,383	2,913	—	2,953
Woodsong II	8,600	—	8,800	1,176	7,424	—	7,624	2,970	—	3,050
Woodstock	9,200	—	9,700	2,990	6,210	—	6,710	2,484	—	2,684

Houlihan Lokey Howard & Zukin	35

ARL/IORI/TCI Merger

ARL — Deferred Tax Analysis

ARL Deferred Tax Analysis (continued)

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Hotels
Best Western	7,800	—	8,300	7,195	605	—	1,105	242	—	442
Grand Hotel Sofia	10,000	—	12,000	28,189	(18,189)	—	(16,189)	(7,276)	—	(6,476)
Holiday Inn	5,400	—	6,100	5,404	(4)	—	696	(2)	—	278
Piccadilly Airport	3,500	—	4,500	7,587	(4,087)	—	(3,087)	(1,635)	—	(1,235)
Piccadilly Chateau	1,500	—	1,800	3,609	(2,109)	—	(1,809)	(844)	—	(724)
Piccadilly Shaw	6,300	—	6,500	11,997	(5,697)	—	(5,497)	(2,279)	—	(2,199)
Piccadilly University	6,300	—	6,900	11,140	(4,840)	—	(4,240)	(1,936)	—	(1,696)
Quality Inn	3,300	—	3,400	2,273	1,027	—	1,127	411	—	451
Williamsburg Hospitality House	15,300	—	15,500	20,289	(4,989)	—	(4,789)	(1,996)	—	(1,916)
Office
56 Expressway	900	—	1,500	372	528	—	1,128	211	—	451
Centura	66,500	—	66,500	43,400	23,100	—	23,100	9,240	—	9,240
Cooley Building	1,400	—	1,800	2,792	(1,392)	—	(992)	(557)	—	(397)
Encino Executive Plaza	24,500	—	29,600	39,580	(15,080)	—	(9,980)	(6,032)	—	(3,992)
Executive Court	2,000	—	2,400	1,220	780	—	1,180	312	—	472
Melrose Business Park	1,000	—	2,200	536	464	—	1,664	186	—	666
One Hickory Centre	8,000	—	10,000	20,316	(12,316)	—	(10,316)	(4,926)	—	(4,126)
Rosedale Towers	6,500	—	7,300	3,843	2,657	—	3,457	1,063	—	1,383
Two Hickory Centre	8,800	—	9,900	0	8,800	—	9,900	3,520	—	3,960
Sesame Square (University Square)	1,300	—	1,800	665	635	—	1,135	254	—	454
Retail
Collection	20,000	—	22,500	18,641	1,359	—	3,859	544	—	1,544

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ARL/IORI/TCI Merger

ARL — Deferred Tax Analysis

ARL Deferred Tax Analysis (continued)

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Cross County Mall	12,000	—	13,000	3,949	8,051	—	9,051	3,220	—	3,620
Cullman	2,600	—	3,100	760	1,840	—	2,340	736	—	936
Oaktree Village	3,300	—	3,900	1,448	1,852	—	2,452	741	—	981
Westwood	8,600	—	9,400	2,092	6,508	—	7,308	2,603	—	2,923
Denver Mart	37,900	—	38,700	20,687	17,213	—	18,013	6,885	—	7,205
Other
Bee Street	500	—	500	472	28	—	28	11	—	11
Land
Katrina Land	43,000		50,000	34,154	8,846	—	15,846	3,538	—	6,338
Pioneer Crossing	25,000		49,000	18,182	6,818	—	30,818	2,727	—	12,327
Las Colinas	18,000		27,000	9,948	8,052	—	17,052	3,221	—	6,821
Desert Wells	18,000		22,000	13,395	4,605	—	8,605	1,842	—	3,442
Elm Fork	17,000		25,000	NA	NA	—	NA	NA	—	NA
Vista Ridge	15,000		24,000	14,417	583	—	9,583	233	—	3,833
Nashville	7,000		15,000	7,315	(315)	—	7,685	(126)	—	3,074
Mason/Goodrich	11,000		14,000	8,813	2,187	—	5,187	875	—	2,075
Katy Road	7,000		10,000	5,919	1,081	—	4,081	432	—	1,632
Centura Holdings	8,700		8,700	8,691	9	—	9	4	—	4
Monterey	7,000		8,000	4,564	2,436	—	3,436	974	—	1,374
Messick	5,000		6,000	3,610	1,390	—	2,390	556	—	956
Willow Springs	4,100		4,100	4,070	30	—	30	12	—	12
McKinney Corners	4,000		4,000	1,168	2,832	—	2,832	1,133	—	1,133
Rasor	3,000		4,000	1,825	1,175	—	2,175	470	—	870
Clark	3,000		3,000	NA	NA	—	NA	NA	—	NA

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ARL/IORI/TCI Merger

ARL — Deferred Tax Analysis

ARL Deferred Tax Analysis (continued)

			Book	Implied Capital
	Value Range		Value	Gain (Loss) Range			Taxes @ 40%

Valley View 34	2,700	2,700	2,687	13	—	13	5	—	5
Keller	2,500	3,400	618	1,882	—	2,782	753	—	1,113
Marine Creek	2,400	2,900	2,416	(16)	—	484	(6)	—	194
Varner Road	2,000	2,000	2,042	(42)	—	(42)	(17)	—	(17)
Jeffries Ranch	1,800	2,600	1,178	622	—	1,422	249	—	569
Chase Oaks	1,800	2,900	3,281	(1,481)	—	(381)	(592)	—	(152)
Leone	1,800	2,700	1,625	175	—	1,075	70	—	430
Frisco Bridges	1,900	2,200	6,021	(4,121)	—	(3,821)	(1,648)	—	(1,528)
Eldorado Parkway	0	0	1,022	0	—	0	0	—	0
Santa Clarita	2,100	2,300	1,418	682	—	882	273	—	353
Scout	900	1,100	2,067	(1,167)	—	(967)	(467)	—	(387)
Others	800	800	750	50	—	50	20	—	20
Woolley	0	0	6	0	—	0	0	—	0
Plano Parkway	0	0	3,049	0	—	0	0	—	0
Scoggins	0	0	2,545	0	—	0	0	—	0
Yorktown	0	0	6,380	0	—	0	0	—	0
Mercer Crossing	57,000	74,000	52,858	4,142	—	21,142	1,657	—	8,457
Valley Ranch	3,500	4,800	5,019	(1,519)	—	(219)	(608)	—	(88)
Vineyards	12,000	18,000	11,916	84	—	6,084	34	—	2,434
TOTAL				167,543	—	301,843	67,017	—	120,737

Houlihan Lokey Howard & Zukin	38

IORI Valuation Detail

IORI Income Producing Real Estate — Portfolio Approach

ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Portfolio Approach

IORI Portfolio Approach

($ in Thousands)

	Latest Twelve Months	Selected
	Net Operating Income	Capitalization Rate Range (1)			Valuation Indication Range

Apartment Portfolio	$2,500	9.5%	—	10.5%	$23,800	—	$26,300
Office Portfolio	$4,188	10.0%	—	11.0%	$38,100	—	$41,900
Total IORI Portfolio					$61,900	—	$68,200

(1)	Based upon comparable public companies implied capitalization rates.

Houlihan Lokey Howard & Zukin	41

IORI Income Producing Real Estate — Net Asset Value Approach

ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Apartment Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication		Valuation Indication Range			HLHZ Selected Value
	Rentable
IORI Apartment Asset	Square Feet	Occupancy	LTM	2002	Low		High

Brighton Court	90,672	93%	$3,103	$2,990	$2,990	—	$3,103	$3,000	—	$3,100
Del Mar Villas	113,758	97%	2,972	2,920	2,920	—	2,972	2,900	—	3,000
Enclave	89,734	93%	3,157	2,994	2,994	—	3,157	3,000	—	3,200
Meridian	264,000	95%	4,266	4,864	4,266	—	4,864	4,300	—	4,900
Signature Place	72,480	86%	2,601	2,551	2,551	—	2,601	2,600	—	2,600
Sinclair Place	91,529	96%	2,228	2,125	2,125	—	2,228	2,100	—	2,200
Treehouse	88,957	95%	3,848	3,590	3,590	—	3,848	3,600	—	3,800

Portfolio	811,130		22,175	22,035	$21,437	—	$22,773	$21,500	—	$22,800

Houlihan Lokey Howard & Zukin	43

ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Apartment Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
											Selected LTM	2002	Selected 2002
					LTM Rent /	Market	Cushman	Capitalization	HLHZ		Capitalization	Cap Rate	Capitalization
IORI Apartment Asset	City	State	Year Built	Occupancy	Sq. Ft.	Monitor	& Wakefield	Rate	Adjustment		Rate	Adjustment	Rate

Brighton Court	Midland	TX	1983	93%	$0.51	9.4%	9.0%	9.4%	1.0	%(1)	10.4%	0.5%	10.9%
Del Mar Villas	Midland	TX	1983	97%	0.45	9.4%	9.0%	9.4%	1.0	%(1)	10.4%	0.5%	10.9%
Enclave	Midland	TX	1983	93%	0.53	9.4%	9.0%	9.4%	1.0	%(1)	10.4%	0.5%	10.9%
Meridian	Midland	TX	1983	95%	0.41	9.4%	9.0%	9.4%	1.0	%(1)	10.4%	0.5%	10.9%
Signature Place	Midland	TX	1983	86%	0.58	9.4%	9.0%	9.4%	1.0	%(1)	10.4%	0.5%	10.9%
Sinclair Place	Midland	TX	1983	96%	0.51	9.4%	9.0%	9.4%	1.0	%(1)	10.4%	0.5%	10.9%
Treehouse	San Antonio	TX	1975	95%	0.77	9.4%	9.0%	9.4%	1.0	%(2)	10.4%	0.5%	10.9%

(1)	Capitalization rate adjustment of 100 basis points reflects asset concentration risk and size of Midland market relative to other major Texas cities.

(2)	Capitalization rate adjustment of 100 basis points is attributed to all apartments built prior to 1980.

Houlihan Lokey Howard & Zukin	44

ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Apartment Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
IORI Apartment Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/ Sq. Ft.

Brighton Court	90,672	$338	$12	$15	$15	$323	10.4%	$3,103	$34.23
Del Mar Villas	113,758	332	54	23	23	309	10.4%	2,972	26.12
Enclave	89,734	345	18	17	17	328	10.4%	3,157	35.18
Meridian	264,000	514	96	70	70	444	10.4%	4,266	16.16
Signature Place	72,480	285	24	14	14	270	10.4%	2,601	35.88
Sinclair Place	91,529	260	36	29	29	232	10.4%	2,228	24.34
Treehouse	88,957	427	38	27	27	400	10.4%	3,848	43.25

Portfolio	811,130	$2,500	$278	$194	$194	$2,306		$22,175	$27.34

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $250 per unit annually.

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ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Apartment Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
IORI Apartment Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/ Sq. Ft.

Brighton Court	90,672	$341	$71	$15	$15	$326	10.9%	$2,990	$32.98
Del Mar Villas	113,758	341	81	23	23	318	10.9%	2,920	25.67
Enclave	89,734	343	63	17	17	326	10.9%	2,994	33.37
Meridian	264,000	600	110	70	70	530	10.9%	4,864	18.42
Signature Place	72,480	292	43	14	14	278	10.9%	2,551	35.20
Sinclair Place	91,529	260	38	29	29	232	10.9%	2,125	23.22
Treehouse	88,957	418	44	27	27	391	10.9%	3,590	40.36

Portfolio	811,130	$2,596	$450	$194	$194	$2,402		$22,035	$27.17

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $250 per unit annually.

Houlihan Lokey Howard & Zukin	46

ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Office Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication				Valuation Indication Range			HLHZ Selected Value
	Rentable
IORI Office Asset	Square Feet	Occupancy	LTM	2002	DCF		Low		High

2010 Valley View	39,568	87%	$2,347	$3,105	$3,315		$2,347	—	$3,315	$2,300	—	$3,300
5600 Mowry	56,120	95%	8,688	4,234	7,710	(1)	4,234	—	8,688	6,000	—	8,000
Akard Plaza	42,895	94%	2,616	2,879	3,550		2,616	—	3,550	2,600	—	3,600
Chuck Yeager	6,060	100%	NMF	7,712	6,635		6,635	—	7,712	6,600	—	7,700
Daley Plaza	122,795	99%	14,417	NA	15,705		14,417	—	15,705	15,500	—	15,500
La Mesa Village	92,611	62%	6,805	7,741	8,205		6,805	—	8,205	6,800	—	8,200
Westlake Village	45,500	62%	1,484	2,943	3,910		1,484	—	3,910	1,500	—	3,900

Portfolio	405,549						$38,539	—	$51,084	$41,300		$50,200

(1)	Adjusted DCF assumes 50% rent reduction and stable margins.

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ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Office DCF Analysis

($ in Thousands)

			Discount Rate Selection

		Selected Exit	C&W
		Capitalization	Discount	HLHZ	Selected	Discounted Cash Flow
IORI Office Asset	Occupancy	Rate(1)	Rate	Adjustment(2)	Discount Rate	Valuation Indications

2010 Valley View	87%	10.6%	13.3%	3.5%	16.8%	$3,110	—	$3,520
5600 Mowry	95%	10.6%	12.0%	2.0%	14.0%	7,210	—	8,210
Akard Plaza	94%	11.6%	12.0%	2.0%	14.0%	3,340	—	3,760
Daley Corporate	99%	10.6%	12.0%	0.0%	12.0%	14,680	—	16,730
Daley Office	NA	10.0%	12.0%	4.0%	16.0%	3,440	—	3,970
Westlake Village	62%	10.7%	14.3%	2.0%	16.3%	3,650	—	4,170
Yeager Building	100%	10.6%	12.0%	2.0%	14.0%	6,230	—	7,040
Eton Square	73%	10.7%	14.3%	4.0%	18.3%	11,530	—	13,140
La Mesa	62%	9.7%	14.3%	3.5%	17.8%	7,660	—	8,750

(1)	Based upon selected 2002 capitalization rate.

(2)	Capitalization rate adjustment of up to 400 bps based upon the properties LTM performance and budgeted 2001 performance in relation to the comparable period DCF projections. For the properties where the DCF projection was 10% higher than the comparable period performance or updated budget, a 50 bps adjustment was made. For the properties where the DCF projection was 20% higher than the comparable period performance or updated budget, a 100 bps adjustment was made. And so on, up to a 200 bps point adjustment per period.

Houlihan Lokey Howard & Zukin	48

ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Office Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
											Selected LTM	2002	Selected 2002
IORI			Year		LTM Rent /	Implied	Cushman	Capitalization	HLHZ		Capitalization	Cap Rate	Capitalization
Office Asset	City	State	Built	Occupancy	Sq. Ft.	Comps(1)	& Wakefield	Rate	Adjustment		Rate	Adjustment	Rate

2010 Valley View	Farmers Branch	TX	1998	87%	$1.28	11.1%	10.1%	10.1%	0.0%		10.1%	0.5%	10.6%
5600 Mowry	Newark	CA	1987	95%	2.37	11.1%	10.1%	10.1%	0.0%		10.1%	0.5%	10.6%
Akard Plaza	Dallas	TX	1942	94%	1.31	11.1%	10.1%	10.1%	1.0	%(2)	11.1%	0.5%	11.6%
Chuck Yeager	Chantilly	VA	1991	100%	9.87	11.1%	10.1%	10.1%	0.0%		10.1%	0.5%	10.6%
Daley Plaza	San Diego	CA	1987	99%	1.47	11.1%	10.1%	10.1%	0.0%		10.1%	0.5%	10.6%
La Mesa Village	La Mesa	CA	1991	62%	1.30	11.1%	10.2%	10.2%	-1.0%		9.2%	0.5%	9.7%
Westlake Village	Westlake Village	CA	1982	62%	0.88	11.1%	10.2%	10.2%	0.0%		10.2%	0.5%	10.7%

(1)	Capitalization rate adjustment of 100 basis points is due to the age of the property.

(2)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

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ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Office Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
IORI Office Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI (1)	Rate	Indication	/ Sq. Ft.

2010 Valley View	39,568	$243	$3	$6	$6	$237	10.1%	$2,347	$59.32
5600 Mowry	56,120	886	0	8	8	877	10.1%	8,688	154.81
Akard Plaza	42,895	297	14	6	6	290	11.1%	2,616	60.99
Chuck Yeager	6,060	493	0	1	1	493	10.1%	4,876	804.69
Daley Plaza	122,795	1,475	40	18	18	1,456	10.1%	14,417	117.41
La Mesa Village	92,611	637	2	14	14	623	9.2%	6,805	73.48
Westlake Village	45,500	157	15	7	7	151	10.2%	1,484	32.62

Portfolio	405,549	$4,188	$75	$61	$61	$4,127		$41,235	$101.68

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

(2)	Income and valuation account for the 10.0% ownership stake that IORI owns in Eton Square.

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ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Office Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
IORI Office Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI (1)	Rate	Indication	/ Sq. Ft.

2010 Valley View	39,568	$335	$53	$6	$6	$329	10.6%	$3,105	$78.47
5600 Mowry	56,120	457	145	8	8	449	10.6%	4,234	75.44
Akard Plaza	42,895	340	22	6	6	334	11.6%	2,879	67.12
Chuck Yeager	6,060	818	0	1	1	817	10.6%	7,712	1,272.54
Daley Plaza	122,795	0	0	18	18	(18)	10.6%	(174)	(1.42)
La Mesa Village	92,611	761	717	14	14	747	9.7%	7,741	83.58
Westlake Village	45,500	320	359	7	7	313	10.7%	2,943	64.69

Portfolio	405,549	$3,032	$1,295	$61	$61	$2,971		$28,440	$70.13

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

(2)	Income and valuation account for the 10.0% ownership stake that IORI owns in Eton Square.

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ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Retail DCF Analysis

($ in Thousands)

Discount Rate Selection

		Selected Exit	C&W
		Capitalization	Discount	HLHZ	Selected	Discounted Cash Flow
IORI Retail Asset	Occupancy	Rate (1)	Rate	Adjustment(2)	Discount Rate	Valuation Indications

Walmart Malden	100%	10.0%	12.0%	0.0%	12.0%	$1,680	—	$1,920

(1)	Based upon selected 2002 capitalization rate.

(2)	Capitalization rate adjustment of up to 400 bps based upon the properties LTM performance and budgeted 2001 performance in relation to the comparable period DCF projections. For the properties where the DCF projection was 10% higher than the comparable period performance or updated budget, a 50 bps adjustment was made. For the properties where the DCF projection was 20% higher than the comparable period performance or updated budget, a 100 bps adjustment was made. And so on, up to a 200 bps point adjustment per period.

Houlihan Lokey Howard & Zukin	52

ARL/IORI/TCI Merger

IORI Income Producing Real Estate — Net Asset Value Approach

IORI Retail Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
										Selected LTM	2002	Selected 2002
					LTM Rent /	Implied	CB Richard	Capitalization	HLHZ	Capitalization	Cap Rate	Capitalization
IORI Retail Asset	City	State	Year Built	Occupancy	Sq. Ft.	Comps(1)	Ellis	Rate	Adjustment	Rate	Adjustment	Rate

Walmart — Malden	Malden	MO	1982	100%	$1.00	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%

(1)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

Houlihan Lokey Howard & Zukin	53

IORI — Land

ARL/IORI/TCI Merger

IORI — Land

Land Valuation Summary — IORI

($ in thousands)

			Book	Appraisal	Management's
Land	City	State	Value	Value	Estimate	Value Range

Frankel	Midland County	TX	625	NA	NA	600	600	(1)
Travelers	Farmers Branch	TX	7,469	21,650	40,000	24,000	31,000	(2)

Total			8,094			24,600	31,600

(1)	Concluded value based on book value.

(2)	Concluded value based on same price/acre as other Mercer Land, and considers appraisal.

Houlihan Lokey Howard & Zukin	55

IORI — Other Assets

ARL/IORI/TCI Merger

IORI — Other Assets

Net Other Assets Analysis — Income Opportunity Realty Investors, Inc.

($ in Thousands)

	Balance at	Percentage	Recoverable
	9/30/01	Recoverable	Value

Other Assets
Accounts Receivable	$425	75.0%	$319
Prepaid Expenses	624	0.0%	0
Escrow Deposits	927	100.0%	927
Utilities	47	0.0%	0
Other	208	0.0%	0
Deferred Borrowing Costs	322	0.0%	0

Total Other Assets	$2,553		$1,246
Other Liabilities
Accounts Payable	$487	100.0%	$487
Accounts Payable — BCM	802	100.0%	802
Management Fees	40	100.0%	40
Accrued Property Tax	1,089	100.0%	1,089
Security Deposits	546	100.0%	546
Prepaid Rents	13	100.0%	13
Payroll Payables	13	100.0%	13
Other Accrued Expenses	69	100.0%	69

Total Other Liabilities	$3,059		$3,059
Net Other Assets			$(1,813)

Houlihan Lokey Howard & Zukin	57

IORI — Deferred Tax Analysis

ARL/IORI/TCI Merger

IORI — Deferred Tax Analysis

IORI Deferred Tax Analysis

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Apartments
Brighton Court	$3,000	—	$3,100	$3,346	$(346)	—	$(246)	$(138)	—	$(98)
Del Mar Villas	2,900	—	3,000	0	2,900	—	3,000	1,160	—	1,200
Enclave	3,000	—	3,200	3,201	(201)	—	(1)	(80)	—	(0)
Meridian	4,300	—	4,900	5,567	(1,267)	—	(667)	(507)	—	(267)
Signature Place	2,600	—	2,600	2,619	(19)	—	(19)	(8)	—	(8)
Sinclair Place	2,100	—	2,200	2,182	(82)	—	18	(33)	—	7
Treehouse	3,600	—	3,800	2,008	1,592	—	1,792	637	—	717
Office
2010 Valley View	2,300	—	3,300	3,120	(820)	—	180	(328)	—	72
5600 Mowry	6,000	—	8,000	6,256	(256)	—	1,744	(102)	—	698
Akard Plaza	2,600	—	3,600	3,783	(1,183)	—	(183)	(473)	—	(73)
Chuck Yeager	6,600	—	7,700	6,071	529	—	1,629	212	—	652
Daley Plaza	15,500	—	15,500	7,679	7,821	—	7,821	3,128	—	3,128
La Mesa Village	6,800	—	8,200	8,310	(1,510)	—	(110)	(604)	—	(44)
Westlake Village	1,500	—	3,900	4,042	(2,542)	—	(142)	(1,017)	—	(57)
Land
Frankel	600	—	600	625	(25)	—	(25)	(10)	—	(10)
Travelers	24,000	—	31,000	7,469	16,531	—	23,531	6,612	—	9,412
TOTAL								8,449	—	15,329
Houlihan Lokey Howard & Zukin	59

TCI Valuation Detail

TCI Income Producing Real Estate — Portfolio Approach

ARL/IORI/TCI Merger

TCI Income Producing Real Estate — Portfolio Approach

TCI Portfolio Approach

($ in Thousands)

	Latest Twelve Months	Selected
	Net Operating Income	Capitalization Rate Range(1)			Valuation Indication Range

Apartment Portfolio	$23,204	9.5%	—	10.5%	$221,000	—	$244,300
Office Portfolio	$22,068	10.0%	—	11.0%	$200,600	—	$220,700
Shopping Center Portfolio	$3,076	11.0%	—	12.0%	$25,600	—	$28,000
Industrial Portfolio	$5,469	10.0%	—	11.0%	$49,700	—	$54,700
Hotel Portfolio	$1,960	13.0%	—	15.0%	$13,100	—	$15,100
Total TCI Portfolio					$510,000	—	$562,800

Houlihan Lokey Howard & Zukin	62

TCI Income Producing Real Estate — Net Asset Value Approach

ARL/IORI/TCI Merger

TCI Income Producing Real Estate — Net Asset Value Approach

TCI Apartment Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication		Valuation Indication Range			HLHZ Selected Value
	Rentable
TCI Apartment Asset	Square Feet	Occupancy	LTM	2002	Low		High

4242 Cedar Springs	60,600	97%	$2,629	$3,041	$2,629	—	$3,041	$2,600	—	$3,000
Apple Lane	30,000	97%	1,521	1,781	1,521	—	1,781	1,500	—	1,800
Arbor Pointe	178,920	89%	2,331	3,033	2,331	—	3,033	2,300	—	3,000
Ashton Way	138,964	89%	664	1,484	664	—	1,484	700	—	1,500
Autumn Chase	58,652	97%	1,318	1,268	1,268	—	1,318	1,300	—	1,300
Baywalk	161,440	84%	NA	NA	NA	—	NA	6,600	—	6,600
By the Sea	123,945	94%	NA	NA	NA	—	NA	6,200	—	6,200
Cliffs of Eldorado	182,888	89%	10,174	9,790	9,790	—	10,174	9,800	—	10,200
County Crossing	199,952	93%	6,252	6,999	6,252	—	6,999	6,300	—	7,000
Courtyard	111,576	85%	177	1,907	177	—	1,907	200	—	1,900
Coventry Pointe	105,608	94%	630	1,475	630	—	1,475	600	—	1,500
Country Club Villas (Camelot)	141,024	97%	5,225	5,213	5,213	—	5,225	5,200	—	5,200
El Chapparal	174,220	94%	5,498	5,968	5,498	—	5,968	5,500	—	6,000
Fairway View Estates	204,000	80%	6,305	7,286	6,305	—	7,286	6,300	—	7,300
Fairways	134,176	85%	3,951	4,256	3,951	—	4,256	4,000	—	4,300
Forty-Four Hundred	94,472	91%	1,722	1,996	1,722	—	1,996	1,700	—	2,000
Fountain Lake	161,220	86%	3,497	4,485	3,497	—	4,485	3,500	—	4,500
Fountains of Waterford	129,200	47%	1,836	3,248	1,836	—	3,248	1,800	—	3,200
Gladstell Forest	121,536	93%	4,216	4,810	4,216	—	4,810	4,200	—	4,800
Grove Park	143,556	96%	7,975	8,266	7,975	—	8,266	8,000	—	8,300
Harper’s Ferry	112,500	88%	3,732	3,984	3,732	—	3,984	3,700	—	4,000
Heritage on the River	289,490	95%	12,874	13,297	12,874	—	13,297	12,900	—	13,300
Hunters Glen	174,180	89%	1,212	1,865	1,212	—	1,865	1,200	—	1,900
In the Pines	294,860	97%	9,900	10,339	9,900	—	10,339	9,900	—	10,300
Island Bay	374,088	89%	NA	NA	NA	—	NA	20,400	—	20,400
Limestone Canyon	216,000	90%	16,371	14,476	14,476	—	16,371	14,500	—	16,400
Madison at Bear Creek	138,448	93%	4,725	5,222	4,725	—	5,222	4,700	—	5,200
Marina Landing	205,504	89%	NA	NA	NA	—	NA	12,100	—	12,100
Mountain Plaza	220,710	93%	4,514	5,383	4,514	—	5,383	4,500	—	5,400
Oak Park IV	78,708	87%	1,249	1,470	1,249	—	1,470	1,200	—	1,500
Paramount Terrace	123,840	94%	3,051	3,650	3,051	—	3,650	3,100	—	3,600
Plantation	103,500	93%	2,296	2,746	2,296	—	2,746	2,300	—	2,700
Primrose	144,836	93%	4,380	5,168	4,380	—	5,168	4,400	—	5,200
Quail Creek	113,416	97%	4,023	4,442	4,023	—	4,442	4,000	—	4,400
Quail Oaks	72,848	96%	3,227	3,489	3,227	—	3,489	3,200	—	3,500
Sandstone	363,079	93%	8,804	8,640	8,640	—	8,804	8,600	—	8,800
Somerset	163,368	89%	6,253	6,456	6,253	—	6,456	6,300	—	6,500
South Cochran	43,100	98%	4,535	4,946	4,535	—	4,946	4,500	—	4,900
Southgate	151,656	90%	1,617	2,095	1,617	—	2,095	1,600	—	2,100
Southgreen	66,000	94%	2,998	3,050	2,998	—	3,050	3,000	—	3,100
Stone Oak	187,686	90%	6,177	7,085	6,177	—	7,085	6,200	—	7,100
Summerfield	204,116	91%	9,895	10,873	9,895	—	10,873	9,900	—	10,900
Summerstone	188,734	95%	7,622	8,017	7,622	—	8,017	7,600	—	8,000
Sunchase	223,048	91%	4,189	4,594	4,189	—	4,594	4,200	—	4,600
Terrace Hills	233,192	95%	9,544	9,484	9,484	—	9,544	9,500	—	9,500
Timbers	101,666	93%	2,508	2,971	2,508	—	2,971	2,500	—	3,000
Trails at Windfern	173,376	96%	7,349	7,173	7,173	—	7,349	7,200	—	7,300
Treehouse	153,072	94%	5,900	7,033	5,900	—	7,033	5,900	—	7,000
Westwood Square	49,001	97%	384	669	384	—	669	400	—	700
Willow Creek	103,140	87%	2,822	2,935	2,822	—	2,935	2,800	—	2,900
Willow-Wick	94,128	95%	2,533	2,793	2,533	—	2,793	2,500	—	2,800
Willow-Wick Gardens	153,360	85%	3,823	4,112	3,823	—	4,112	3,800	—	4,100
Woodview	165,840	91%	3,477	3,751	3,477	—	3,751	3,500	—	3,800

Portfolio	8,136,439				$225,164	—	$251,256	$270,400	—	$296,600

(1)	TCI purchased this property in 2001 for $6.590 million.

(2)	TCI purchased this property in 2001 for $6.175 million.

(3)	TCI purchased this property in 2001 for $20.360 million.

(4)	TCI purchased this property in 2001 for $12.050 million.

Houlihan Lokey Howard & Zukin	64

ARL/IORI/TCI Merger

TCI Income Producing Real Estate — Net Asset Value Approach

TCI Apartment Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
												Selected LTM	2002	Selected 2002
			Year		LTM Rent/	Market	Cushman	Capitalization	HLHZ			Capitalization	Cap Rate	Capitalization
TCI Apartment Asset	City	State	Built	Occupancy	Sq. Ft.	Monitor	& Wakefield	Rate	Adjustment			Rate	Adjustment	Rate

4242 Cedar Springs	Dallas	TX	1984	97%	$0.82	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Apple Lane	Lawrence	KS	1989	97%	0.95	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Arbor Pointe	Odessa	TX	1975	89%	0.37	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Ashton Way	Midland	TX	1978	89%	0.36	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Autumn Chase	Midland	TX	1985	97%	0.48	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Baywalk	Galveston	TX	1979	84%	NA	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
By the Sea	Corpus Christi	TX	1969	94%	NA	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Cliffs of Eldorado	McKinney	TX	1997	89%	0.82	9.4%	9.0%	9.4%	-	0.5	%(1)	8.9%	0.5%	9.4%
County Crossing	Tampa	FL	1973	93%	0.56	9.1%	9.0%	9.1%		0.0%		9.1%	0.5%	9.6%
Courtyard	Midland	TX	1976	85%	0.13	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Coventry Pointe	Midland	TX	1977	94%	0.35	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Country Club Villas(Camelot)	Largo	FL	1975	97%	0.53	9.1%	9.0%	9.1%		0.0%		9.1%	0.5%	9.6%
El Chapparal	San Antonio	TX	1963	94%	0.65	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Fairway View Estates	El Paso	TX	1977	80%	0.53	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Fairways	Longview	TX	1980	85%	0.51	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Forty-Four Hundred	Midland	TX	1981	91%	0.41	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Fountain Lake	Texas City	TX	1975	86%	0.50	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Fountains of Waterford	Midland	TX	1977	47%	0.43	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Gladstell Forest	Conroe	TX	1985	93%	0.64	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Grove Park	Plano	TX	1979	96%	0.81	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Harper’s Ferry	Lafayette	LA	1972	88%	0.54	9.5%	9.0%	9.5%		0.0%		9.5%	0.5%	10.0%
Heritage on the River	Jacksonville	FL	1973	95%	0.63	9.1%	9.0%	9.1%		0.0%		9.1%	0.5%	9.6%
Hunters Glen	Midland	TX	1982	89%	0.34	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
In the Pines	Gainesville	FL	1972	97%	0.50	9.1%	9.0%	9.1%		0.0%		9.1%	0.5%	9.6%
Island Bay	Galveston	TX	1973	89%	NA	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Limestone Canyon	Austin	TX	1997	90%	0.97	9.4%	9.0%	9.4%	-	0.5	%(1)	8.9%	0.5%	9.4%
Lincoln Court	Dallas	TX	1985	97%	1.10	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Madison at Bear Creek	Houston	TX	1975	93%	0.63	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Marina Landing	Galveston	TX	1985	89%	NA	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Mountain Plaza	El Paso	TX	1972	93%	0.43	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Oak Park IV	Clute	TX	1981	87%	0.46	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Paramount Terrace	Amarillo	TX	1983	94%	0.53	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Plantation	Tulsa	OK	1968	93%	0.55	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Primrose	Bakersfield	CA	1979	93%	0.52	8.8%	9.0%	8.8%		0.0%		8.8%	0.5%	9.3%
Quail Creek	Lawrence	KS	1969	97%	0.54	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Quail Oaks	Balch Springs	TX	1982	96%	0.76	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Sandstone	Mesa	AZ	1986	93%	0.33	9.5%	9.0%	9.5%		0.0%		9.5%	0.5%	10.0%
Somerset	Texas City	TX	1985	89%	0.59	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
South Cochran	Los Angeles	CA	1928	98%	1.26	8.8%	9.0%	8.8%		0.0%		8.8%	0.5%	9.3%
Southgate	Odessa	TX	1976	90%	0.38	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Southgreen	Bakersfield	CA	1985	94%	0.72	8.8%	9.0%	8.8%		0.0%		8.8%	0.5%	9.3%
Stone Oak	San Antonio	TX	1978	90%	0.58	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Summerfield	Orlando	FL	1971	91%	0.67	9.1%	9.0%	9.1%		0.0%		9.1%	0.5%	9.6%
Summerstone	Houston	TX	1984	95%	0.64	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Sunchase	Odessa	TX	1981	91%	0.43	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Terrace Hills	El Paso	TX	1985	95%	0.62	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Timbers	Tyler	TX	1973	93%	0.52	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Trails at Windfern	Houston	TX	1975	96%	0.71	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Treehouse	Irving	TX	1974	94%	0.71	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Westwood Square	Odessa	TX	1977	97%	0.43	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Willow Creek	El Paso	TX	1972	87%	0.48	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%
Willow-Wick	North Augusta	SC	1973	95%	0.54	9.5%	9.0%	9.5%		0.0%		9.5%	0.5%	10.0%
Willow-Wick Gardens	Pensacola	FL	1974	85%	0.45	9.1%	9.0%	9.1%		0.0%		9.1%	0.5%	9.6%
Woodview	Odessa	TX	1981	91%	0.46	9.4%	9.0%	9.4%		0.0%		9.4%	0.5%	9.9%

(1)	A negative adjustment of 50 basis points has been made to account for the age of the asset.

Houlihan Lokey Howard & Zukin	65

ARL/IORI/TCI Merger

TCI Income Producing Real Estate — Net Asset Value Approach

TCI Apartment Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Apartment Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/Sq. Ft.

4242 Cedar Springs	60,600	$266	$121	$19	$19	$247	9.4%	$2,629	$43.39
Apple Lane	30,000	162	28	19	19	143	9.4%	1,521	50.71
Arbor Pointe	178,920	268	69	49	49	219	9.4%	2,331	13.03
Ashton Way	138,964	107	51	45	45	62	9.4%	664	4.77
Autumn Chase	58,652	140	47	16	16	124	9.4%	1,318	22.46
Baywalk	161,440	NA	NA	48	48	NA	9.4%	NA	NA
By the Sea	123,945	NA	NA	38	38	NA	9.4%	NA	NA
Cliffs of Eldorado	182,888	958	71	52	52	906	8.9%	10,174	55.63
County Crossing	199,952	626	79	57	57	569	9.1%	6,252	31.27
Courtyard	111,576	50	19	33	33	17	9.4%	177	1.58
Coventry Pointe	105,608	89	58	30	30	59	9.4%	630	5.97
Country Club Villas (Camelot)	141,024	505	73	30	30	475	9.1%	5,225	37.05
El Chapparal	174,220	564	112	48	48	517	9.4%	5,498	31.56
Fairway View Estates	204,000	659	97	66	66	593	9.4%	6,305	30.91
Fairways	134,176	409	54	38	38	371	9.4%	3,951	29.44
Forty-Four Hundred	94,472	185	30	23	23	162	9.4%	1,722	18.23
Fountain Lake	161,220	370	116	42	42	329	9.4%	3,497	21.69
Fountains of Waterford	129,200	216	73	43	43	173	9.4%	1,836	14.21
Gladstell Forest	121,536	438	61	42	42	396	9.4%	4,216	34.69
Grove Park	143,556	797	66	47	47	750	9.4%	7,975	55.56
Harper’s Ferry	112,500	385	63	31	31	355	9.5%	3,732	33.17
Heritage on the River	289,490	1,247	210	75	75	1,171	9.1%	12,874	44.47
Hunters Glen	174,180	167	63	53	53	114	9.4%	1,212	6.96
In the Pines	294,860	961	175	61	61	901	9.1%	9,900	33.58
Island Bay	374,088	NA	NA	115	115	NA	9.4%	NA	NA
Limestone Canyon	216,000	1,522	28	65	65	1,457	8.9%	16,371	75.79
Madison at Bear Creek	138,448	489	55	45	45	444	9.4%	4,725	34.13
Marina Landing	205,504	NA	NA	64	64	NA	9.4%	NA	NA
Mountain Plaza	220,710	471	223	47	47	424	9.4%	4,514	20.45
Oak Park IV	78,708	144	34	27	27	117	9.4%	1,249	15.87
Paramount Terrace	123,840	332	192	45	45	287	9.4%	3,051	24.64
Plantation	103,500	250	119	35	35	216	9.4%	2,296	22.18
Primrose	144,836	426	137	41	41	385	8.8%	4,380	30.24
Quail Creek	113,416	402	120	24	24	378	9.4%	4,023	35.47
Quail Oaks	72,848	336	42	33	33	303	9.4%	3,227	44.30
Sandstone	363,079	896	65	60	60	836	9.5%	8,804	24.25
Somerset	163,368	638	57	50	50	588	9.4%	6,253	38.27
South Cochran	43,100	415	34	16	16	399	8.8%	4,535	105.21
Southgate	151,656	197	75	45	45	152	9.4%	1,617	10.67
Southgreen	66,000	284	35	20	20	264	8.8%	2,998	45.43
Stone Oak	187,686	644	76	63	63	581	9.4%	6,177	32.91
Summerfield	204,116	956	300	56	56	900	9.1%	9,895	48.48
Summerstone	188,734	777	62	61	61	716	9.4%	7,622	40.38
Sunchase	223,048	469	69	75	75	394	9.4%	4,189	18.78
Terrace Hills	233,192	975	126	78	78	897	9.4%	9,544	40.93
Timbers	101,666	281	42	45	45	236	9.4%	2,508	24.67
Trails at Windfern	173,376	751	64	60	60	691	9.4%	7,349	42.39
Treehouse	153,072	595	161	40	40	555	9.4%	5,900	38.54
Westwood Square	49,001	56	56	20	20	36	9.4%	384	7.83
Willow Creek	103,140	293	100	28	28	265	9.4%	2,822	27.36
Willow-Wick	94,128	267	56	26	26	241	9.5%	2,533	26.91
Willow-Wick Gardens	153,360	386	50	38	38	348	9.1%	3,823	24.93
Woodview	165,840	385	48	58	58	327	9.4%	3,477	20.97

Portfolio	8,136,439	$23,204	$4,161	$2,379	$2,379	$21,090		$227,904	$28.01

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $250 per unit annually.

Houlihan Lokey Howard & Zukin	66

ARL/IORI/TCI Merger

TCI Income Producing Real Estate — Net Asset Value Approach

TCI Apartment Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Apartment Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI (1)	Rate	Indication	/Sq. Ft.

4242 Cedar Springs	60,600	301	$121	$19	$19	$301	9.9%	$3,041	$50.17
Apple Lane	30,000	176	28	19	19	176	9.9%	1,781	59.36
Arbor Pointe	178,920	300	69	49	49	300	9.9%	3,033	16.95
Ashton Way	138,964	147	51	45	45	147	9.9%	1,484	10.68
Autumn Chase	58,652	126	47	16	16	126	9.9%	1,268	21.61
Baywalk	161,440	613	NA	48	48	NA	9.9%	NA	NA
By the Sea	123,945	609	NA	38	38	NA	9.9%	NA	NA
Cliffs of Eldorado	182,888	920	71	52	52	920	9.4%	9,790	53.53
County Crossing	199,952	672	79	57	57	672	9.6%	6,999	35.00
Courtyard	111,576	189	19	33	33	189	9.9%	1,907	17.09
Coventry Pointe	105,608	146	58	30	30	146	9.9%	1,475	13.96
Country Club Villas (Camelot)	141,024	500	73	30	30	500	9.6%	5,213	36.97
El Chapparal	174,220	591	112	48	48	591	9.9%	5,968	34.26
Fairway View Estates	204,000	721	97	66	66	721	9.9%	7,286	35.72
Fairways	134,176	421	54	38	38	421	9.9%	4,256	31.72
Forty-Four Hundred	94,472	198	30	23	23	198	9.9%	1,996	21.13
Fountain Lake	161,220	444	116	42	42	444	9.9%	4,485	27.82
Fountains of Waterford	129,200	322	73	43	43	322	9.9%	3,248	25.14
Gladstell Forest	121,536	476	61	42	42	476	9.9%	4,810	39.57
Grove Park	143,556	818	66	47	47	818	9.9%	8,266	57.58
Harper’s Ferry	112,500	398	63	31	31	398	10.0%	3,984	35.42
Heritage on the River	289,490	1,277	210	75	75	1,277	9.6%	13,297	45.93
Hunters Glen	174,180	185	63	53	53	185	9.9%	1,865	10.71
In the Pines	294,860	993	175	61	61	993	9.6%	10,339	35.07
Island Bay	374,088	1,990	NA	115	115	NA	9.9%	NA	NA
Limestone Canyon	216,000	1,361	28	65	65	1,361	9.4%	14,476	67.02
Madison at Bear Creek	138,448	517	55	45	45	517	9.9%	5,222	37.72
Marina Landing	205,504	1,180	NA	64	64	NA	9.9%	NA	NA
Mountain Plaza	220,710	533	223	47	47	533	9.9%	5,383	24.39
Oak Park IV	78,708	146	34	27	27	146	9.9%	1,470	18.68
Paramount Terrace	123,840	361	192	45	45	361	9.9%	3,650	29.47
Plantation	103,500	272	119	35	35	272	9.9%	2,746	26.53
Primrose	144,836	481	137	41	41	481	9.3%	5,168	35.68
Quail Creek	113,416	440	120	24	24	440	9.9%	4,442	39.17
Quail Oaks	72,848	345	42	33	33	345	9.9%	3,489	47.89
Sandstone	363,079	864	65	60	60	864	10.0%	8,640	23.80
Somerset	163,368	639	57	50	50	639	9.9%	6,456	39.52
South Cochran	43,100	460	34	16	16	460	9.3%	4,946	114.75
Southgate	151,656	207	75	45	45	207	9.9%	2,095	13.81
Southgreen	66,000	284	35	20	20	284	9.3%	3,050	46.22
Stone Oak	187,686	701	76	63	63	701	9.9%	7,085	37.75
Summerfield	204,116	1,044	300	56	56	1,044	9.6%	10,873	53.27
Summerstone	188,734	794	62	61	61	794	9.9%	8,017	42.48
Sunchase	223,048	455	69	75	75	455	9.9%	4,594	20.60
Terrace Hills	233,192	939	126	78	78	939	9.9%	9,484	40.67
Timbers	101,666	294	42	45	45	294	9.9%	2,971	29.23
Trails at Windfern	173,376	710	64	60	60	710	9.9%	7,173	41.37
Treehouse	153,072	696	161	40	40	696	9.9%	7,033	45.94
Westwood Square	49,001	66	56	20	20	66	9.9%	669	13.65
Willow Creek	103,140	291	100	28	28	291	9.9%	2,935	28.45
Willow-Wick	94,128	279	56	26	26	279	10.0%	2,793	29.68
Willow-Wick Gardens	153,360	395	50	38	38	395	9.6%	4,112	26.81
Woodview	165,840	371	48	58	58	371	9.9%	3,751	22.62

Portfolio	8,136,439	$28,657	$4,161	$2,379	$2,379	$24,266		$248,516	$30.54

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $250 per unit annually.

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TCI Hotel Assets Net Asset Value Approach Summary

($ in Thousands)

		NAV Valuation Indication		Valuation Indication Range
	Number
TCI Hotel Asset	of Rooms	LTM	2002	Low		High	HLHZ Selected Value

Majestic Hotel	52	$3,444	$3,590	$3,444	—	$3,590	$3,400	—	$3,600
City Suites	45	4,835	4,874	4,835	—	4,874	4,800	—	4,900
Majestic Inn	57	514	2,056	514	—	2,056	5,000	—	5,000	(1)
Willows Hotel	55	4,384	5,060	4,384	—	5,060	4,400	—	5,100

Portfolio	209			$13,177	—	$15,580	$17,600	—	$18,600

(1)	Hotel valued at Book Value as its current and forecasted operating results are not representative of the properties intrinsic value.

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TCI Hotel Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
											Selected LTM	2002	Selected 2002
TCI			Year	Average	Avg. Revenue	Implied	Cushman	Capitalization	HLHZ		Capitalization	Cap Rate	Capitalization
Hotel Asset	City	State	Built	Occupancy	Per Room	Comps (1)	& Wakefield	Rate	Adjustment		Rate	Adjustment	Rate

Majestic Hotel	Chicago	IL	1995	NA	$27.06	13.6%	10.9%	10.9%	1.5%	(2)	12.4%	0.5%	12.9%
City Suites	Chicago	IL	1995	NA	35.09	13.6%	10.9%	10.9%	1.5%	(2)	12.4%	0.5%	12.9%
Majestic Inn	San Francisco	CA	1902	NA	47.84	13.6%	10.9%	10.9%	1.5%	(2)	12.4%	0.5%	12.9%
Willows Hotel	Chicago	IL	1995	NA	27.83	13.6%	10.9%	10.9%	1.5%	(2)	12.4%	0.5%	12.9%

(1)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

(2)	Capitalization rate adjustment is due to hotels not having a major flag and being operated as independent boutique properties. In addition adjustment reflects additional risk related to lodging properties resulting from the September, 11 attacks.

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TCI Hotel Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Number	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Hotel Asset	of Rooms	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/Room

Majestic Hotel	52	$490	$54	$63	$63	$427	12.4%	$3,444	$66.23
City Suites	45	671	34	71	71	599	12.4%	4,835	107.44
Majestic Inn	57	186	(4)	123	123	64	12.4%	514	9.02
Willows Hotel	55	612	174	69	69	544	12.4%	4,384	79.71

Portfolio	209	$1,960	$259	$326	$326	$1,634		$13,177	$63.05

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of 2% of revenue annually.

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TCI Hotel Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Number	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Hotel Asset	of Rooms	Income	Expenditures	Expenditures	Expenditures	NOI (1)	Rate	Indication	/Room

Majestic Hotel	52	$530	$45	$67	$67	$463	12.9%	$3,590	$69.04
City Suites	45	702	49	74	74	629	12.9%	4,874	108.31
Majestic Inn	57	399	115	134	134	265	12.9%	2,056	36.07
Willows Hotel	55	727	49	74	74	653	12.9%	5,060	92.00

Portfolio	209	$2,358	$258	$348	$348	$2,010		$15,580	$74.55

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of 2% of revenue annually.

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TCI Income Producing Real Estate — Net Asset Value Approach

TCI Industrial/Warehouse Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication			Valuation Indication Range			HLHZ Selected Value
	Rentable
TCI Industrial Asset	Square Feet	Occupancy	LTM	2002	DCF	Low		High

5360 Tulane	30,000	100%	$651	$609	$705	$609	—	$705	$600	—	$700
5700 Tulane	67,850	9%	NMF	NMF	1,360	1,360	—	1,360	700	—	1,000
Addison Hanger	23,650	100%	765	1,464	3,920	765	—	3,920	2,400	—	2,400	(1)
Addison Hanger II	29,000	8%	(384)	766	NA	(384)	—	766	1,200	—	1,200	(2)
Central Freight Warehouse	216,035	100%	3,566	4,329	4,490	3,566	—	4,490	4,000	—	4,000
Encon	256,410	100%	5,074	5,387	4,695	4,695	—	5,387	4,700	—	5,400
Kelly Portfolio	330,334	100%	7,668	5,619	7,640	5,619	—	7,668	6,500	—	8,500
McLeod	110,914	95%	5,813	5,902	5,940	5,813	—	5,940	5,800	—	5,900
Ogden Industrial	107,112	83%	2,361	2,258	2,590	2,258	—	2,590	2,300	—	2,600
Plaza on Bachman Creek	80,278	89%	5,410	7,106	7,050	5,410	—	7,106	5,400	—	7,100
Space Center	101,500	77%	2,290	1,226	2,220	1,226	—	2,290	1,500	—	2,000
Texstar	97,846	100%	1,807	1,922	1,975	1,807	—	1,975	1,800	—	2,000
Tricon Portfolio	570,877	91%	15,386	14,834	17,880	14,834	—	17,880	14,800	—	17,900

Portfolio	2,021,806					$47,577	—	$62,077	$51,700	—	$60,700

(1)	Valued at Book Value due to recent construction of the asset.

(2)	Valued at Book Value per Green Street analysis.

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TCI Industrial/Warehouse DCF Analysis

($ in Thousands)

			Discount Rate Selection

		Selected Exit	C&W
		Capitalization	Discount	HLHZ	Selected	Discounted Cash Flow
TCI Industrial Asset	Occupancy	Rate(1)	Rate	Adjustment (2)	Discount Rate	Valuation Indications

5000 Space Center	77%	11.1%	12.3%	2.0%	14.3%	$2,080	—	$2,360
5360 Tulane	100%	10.7%	11.3%	0.0%	11.3%	660	—	750
5700 Tulane	9%	10.1%	13.3%	4.0%	17.3%	1,270	—	1,450
Addison Hangar	100%	10.7%	11.3%	4.0%	15.3%	3,660	—	4,180
Central Freight Warehouse	100%	9.7%	11.3%	0.5%	11.8%	4,190	—	4,790
Encon Warehouse	100%	10.7%	11.3%	0.0%	11.3%	4,400	—	4,990
Kelly Portfolio	100%	10.7%	11.3%	0.0%	11.3%	7,130	—	8,150
Ogden Industrial Park	83%	11.1%	12.3%	1.0%	13.3%	2,430	—	2,750
Texstar Warehouse	100%	10.7%	11.3%	0.0%	11.3%	1,840	—	2,110
Tricon Portfolio	91%	10.7%	11.3%	0.0%	11.3%	16,700	—	19,060
Addison Hangar II	8%	10.1%	13.3%	4.0%	17.3%	NA	—	NA

(1)	Based upon selected 2002 capitalization rate.

(2)	Capitalization rate adjustment of up to 400 bps based upon the properties LTM performance and budgeted 2001 performance in relation to the comparable period DCF projections. For the properties where the DCF projection was 10% higher than the comparable period performance or updated budget, a 50 bps adjustment was made. For the properties where the DCF projection was 20% higher than the comparable period performance or updated budget, a 100 bps adjustment was made. And so on, up to a 200 bps point adjustment per period.

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TCI Industrial/Warehouse Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
											Selected LTM	2002	Selected 2002
TCI			Year		LTM Rent/	Implied	Cushman	Capitalization	HLHZ		Capitalization	Cap Rate	Capitalization
Industrial Asset	City	State	Built	Occupancy	Sq. Ft.	Comps (1)	& Wakefield	Rate	Adjustment		Rate	Adjustment	Rate

5360 Tulane	Atlanta	GA	1970	100%	$0.24	10.2%	9.2%	9.2%	1.0%	(2)	10.2%	0.5%	10.7%
5700 Tulane	Atlanta	GA	1998	9%	0.06	10.2%	9.6%	9.6%	0.0%	(2)	9.6%	0.5%	10.1%
Addison Hanger	Addison	TX	1992	100%	0.64	10.2%	9.2%	9.2%	1.0%	(2)	10.2%	0.5%	10.7%
Addison Hanger II	Addison	TX	2001	8%	0.06	10.2%	9.6%	9.6%	0.0%	(2)	9.6%	0.5%	10.1%
Central Freight Warehouse	Dallas	TX	2000	100%	0.18	10.2%	9.2%	9.2%	0.0%	(2)	9.2%	0.5%	9.7%
Encon	Fort Worth	TX	1966	100%	0.19	10.2%	9.2%	9.2%	1.0%	(2)	10.2%	0.5%	10.7%
Kelly Portfolio	Dallas	TX	1958	100%	0.28	10.2%	9.2%	9.2%	1.0%	(2)	10.2%	0.5%	10.7%
McLeod	Orlando	FL	1966/1973	95%	0.64	10.2%	9.2%	9.2%	1.0%	(2)	10.2%	0.5%	10.7%
Ogden Industrial	Ogden	UT	1985	83%	0.27	10.2%	9.6%	9.6%	1.0%	(2)	10.6%	0.5%	11.1%
Plaza on Bachman Creek	Dallas	TX	1979	89%	1.07	10.2%	9.6%	9.6%	1.0%	(2)	10.6%	0.5%	11.1%
Space Center	San Antonio	TX	1970	77%	0.27	10.2%	9.6%	9.6%	1.0%	(2)	10.6%	0.5%	11.1%
Texstar	Arlington	TX	1967	100%	0.18	10.2%	9.2%	9.2%	1.0%	(2)	10.2%	0.5%	10.7%
Tricon Portfolio	Atlanta	GA	1971	91%	0.32	10.2%	9.2%	9.2%	1.0%	(2)	10.2%	0.5%	10.7%

(1)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

(2)	Capitalization rate adjustment is for age of asset.

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TCI Income Producing Real Estate — Net Asset Value Approach

TCI Industrial/Warehouse Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Industrial Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI (1)	Rate	Indication	/Sq. Ft.

5360 Tulane	30,000	$71	$0	$5	$5	$66	10.2%	$651	$21.71
5700 Tulane	67,850	32	0	10	10	22	9.6%	230	3.40
Addison Hanger	23,650	82	2	4	4	78	10.2%	765	32.33
Addison Hanger II	29,000	(32)	11	4	4	(37)	9.6%	(384)	(13.24)
Central Freight Warehouse	216,035	360	0	32	32	328	9.2%	3,566	16.51
Encon	256,410	556	33	38	38	518	10.2%	5,074	19.79
Kelly Portfolio	330,334	832	7	50	50	782	10.2%	7,668	23.21
McLeod	110,914	610	0	17	17	593	10.2%	5,813	52.41
Ogden Industrial	107,112	265	0	16	16	249	10.6%	2,361	22.04
Plaza on Bachman Creek	80,278	583	20	12	12	571	10.6%	5,410	67.40
Space Center	101,500	257	33	15	15	242	10.6%	2,290	22.56
Texstar	97,846	199	0	15	15	184	10.2%	1,807	18.47
Tricon Portfolio	570,877	1,655	0	86	86	1,569	10.2%	15,386	26.95

Portfolio	2,021,806	$5,469	$106	$303	$303	$5,165		$50,636	$25.05

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

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TCI Industrial/Warehouse Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Industrial Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/Sq. Ft.

5360 Tulane	30,000	$70	$28	$5	$5	$65	10.7%	$609	$20.30
5700 Tulane	67,850	7	49	10	10	(3)	10.1%	(30)	(0.45)
Addison Hanger	23,650	160	2	4	4	157	10.7%	1,464	61.92
Addison Hanger II	29,000	81	0	4	4	77	10.1%	766	26.43
Central Freight Warehouse	216,035	452	0	32	32	420	9.7%	4,329	20.04
Encon	256,410	615	0	38	38	576	10.7%	5,387	21.01
Kelly Portfolio	330,334	651	236	50	50	601	10.7%	5,619	17.01
McLeod	110,914	648	75	17	17	632	10.7%	5,902	53.21
Ogden Industrial	107,112	266	19	16	16	249	11.1%	2,258	21.08
Plaza on Bachman Creek	80,278	797	62	12	12	785	11.1%	7,106	88.52
Space Center	101,500	151	66	15	15	135	11.1%	1,226	12.08
Texstar	97,846	220	182	15	15	206	10.7%	1,922	19.65
Tricon Portfolio	570,877	1,673	393	86	86	1,587	10.7%	14,834	25.98

Portfolio	2,021,806	$5,791	$1,112	$303	$303	$5,488		$51,392	$25.42

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

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TCI Office Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication			Valuation Indication Range			HLHZ Selected Value
	Rentable
TCI Office Asset	Square Feet	Occupancy	LTM	2002	DCF	Low		High

1010 Common	494,579	35%	NMF	$16,297	$18,105	$16,297	—	$18,105	$16,300	—	$18,100
225 Baronne	416,834	75%	6,691	2,183	9,020	2,183	—	9,020	6,000	—	7,000
4135 Beltline Road	90,000	1%	(1,271)	(765)	6,200	(1,271)	—	6,200	2,600	—	2,600
Wilshire Medical Building (9033 Wilshire)	44,253	93%	6,571	5,980	8,815	5,980	—	8,815	6,000	—	7,000
Ambulatory Surgery Center	33,832	100%	6,904	7,350	6,750	6,750	—	7,350	6,800	—	7,400
Amoco	378,244	84%	11,772	14,120	12,810	11,772	—	14,120	11,000	—	13,000
Atrium	74,603	79%	4,254	4,004	2,645	2,645	—	4,254	3,000	—	4,000
Bay Plaza	75,780	98%	6,812	5,368	6,425	5,368	—	6,812	5,400	—	6,800
Bay Plaza II	78,882	91%	4,467	2,907	4,605	2,907	—	4,605	2,900	—	4,600
Bonita Plaza	47,777	92%	7,410	7,597	8,440	7,410	—	8,440	7,400	—	8,400
Brandeis	319,234	88%	11,772	15,899	13,815	11,772	—	15,899	12,000	—	14,000
Corporate Pointe	65,918	100%	8,978	8,813	8,305	8,305	—	8,978	8,300	—	9,000
Countryside Retail Center	133,422	90%	17,677	17,885	18,410	17,677	—	18,410	17,700	—	18,400
Durham Center	207,171	94%	21,445	22,753	19,155	19,155	—	22,753	19,200	—	22,800
Forum	79,791	60%	6,227	5,376	7,220	5,376	—	7,220	5,500	—	6,500
Harmon	72,062	66%	6,928	5,663	8,465	5,663	—	8,465	6,000	—	8,000
Hartford	174,513	40%	(1,614)	(2,559)	5,105	(2,559)	—	5,105	4,000	—	4,000
Institute Place	144,915	90%	13,409	12,736	11,880	11,880	—	13,409	11,900	—	13,400
Jefferson	71,877	90%	13,016	14,755	14,505	13,016	—	14,755	13,000	—	14,800
Lexington Center	74,603	80%	5,785	7,293	7,045	5,785	—	7,293	5,800	—	7,300
Mimado	35,127	74%	2,945	3,933	4,020	2,945	—	4,020	2,900	—	4,000
NASA	78,159	68%	1,804	2,188	3,710	1,804	—	3,710	2,000	—	3,000
One Steeplechase	103,376	100%	10,410	10,945	12,260	10,410	—	12,260	10,400	—	12,300
Parkway North	71,041	78%	3,602	4,228	6,410	3,602	—	6,410	4,000	—	5,000
Plaza Towers Portfolio	187,108	98%	14,508	14,178	15,155	14,178	—	15,155	14,200	—	15,200
Remington Tower	90,009	91%	4,002	2,889	4,710	2,889	—	4,710	3,000	—	4,000
Washington Mutual Building (Savings of America)	68,634	87%	2,087	2,884	2,875	2,087	—	2,884	2,100	—	2,900
Valley Rim	54,194	91%	3,800	5,887	4,960	3,800	—	5,887	5,500	—	5,500
Venture Center	38,272	100%	4,325	3,996	4,220	3,996	—	4,325	4,000	—	4,300
View Ridge	25,062	100%	1,970	(35)	2,120	(35)	—	2,120	2,000	—	2,000
Westgrove Air Plaza	78,326	73%	4,083	2,979	5,045	2,979	—	5,045	3,000	—	4,000
Windsor Plaza	80,522	64%	2,282	1,518	4,180	1,518	—	4,180	2,000	—	2,500

Portfolio	3,988,120					$206,283	—	$280,714	$225,900	—	$261,800
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TCI Office DCF Analysis

($ in Thousands)

			Discount Rate Selection

		Selected Exit	C&W
		Capitalization	Discount	HLHZ	Selected	Discounted Cash Flow
TCI Office Asset	Occupancy	Rate (1)	Rate	Adjustment(2)	Discount Rate	Valuation Indications

1010 Common	35.0%	10.7%	14.3%	2.0%	16.3%	$16,580	—	$19,630
225 Baronne	75.0%	10.7%	13.3%	3.0%	16.3%	8,380	—	9,660
4135 Beltline	1.0%	10.7%	14.3%	0.0%	14.3%	5,860	—	6,540
Amoco Building	84.0%	10.6%	13.3%	0.5%	13.8%	11,900	—	13,720
Atrium Office Building	79.0%	10.7%	13.3%	0.5%	13.8%	2,460	—	2,830
Bay Plaza I	98.0%	10.6%	12.0%	1.0%	13.0%	6,010	—	6,840
Bay Plaza II	91.0%	10.6%	12.0%	2.5%	14.5%	4,290	—	4,920
Bonita Plaza	92.0%	10.6%	12.0%	1.0%	13.0%	7,900	—	8,980
Brandeis Building	88.0%	10.6%	13.3%	1.5%	14.8%	12,890	—	14,740
Chesapeake Center	NA	10.0%	12.0%	4.0%	16.0%	4,530	—	5,180
Corporate Pointe	100.0%	10.6%	12.0%	0.0%	12.0%	7,780	—	8,830
Durham Center	94.0%	10.6%	12.0%	0.0%	12.0%	17,840	—	20,470
Eton Square	72.7%	10.7%	14.3%	4.0%	18.3%	11,530	—	13,140
The Forum Building	60.0%	10.7%	14.3%	2.0%	16.3%	6,780	—	7,660
Hartford Building	40.0%	10.7%	14.3%	0.0%	14.3%	4,720	—	5,490
Jefferson Building	90.0%	10.6%	13.3%	0.0%	13.3%	13,540	—	15,470
Institute Place	90.0%	10.6%	13.3%	0.0%	13.3%	11,110	—	12,650
Lexington Center	80.0%	10.6%	13.3%	3.0%	16.3%	6,610	—	7,480
McLeod Commerce Center	95.0%	10.7%	12.0%	0.0%	12.0%	5,540	—	6,340
Nasa Office Building	68.0%	10.7%	14.3%	4.0%	18.3%	3,470	—	3,950
One Steeplechase	100.0%	10.6%	12.0%	0.0%	12.0%	11,480	—	13,040
Parkway North	78.0%	10.7%	13.3%	4.0%	17.3%	6,010	—	6,810
Plaza Tower Portfolio	97.5%	10.6%	12.0%	1.0%	13.0%	14,120	—	16,190
Remington Building	91.0%	10.6%	12.0%	4.0%	16.0%	4,380	—	5,040
Valley Rim	91.0%	10.6%	12.0%	1.0%	13.0%	4,620	—	5,300
Venture Center	100.0%	10.6%	12.0%	0.5%	12.5%	3,950	—	4,490
Viewridge Building	100.0%	10.6%	12.0%	2.0%	14.0%	1,980	—	2,260
Washington Mutual	87.0%	10.6%	13.3%	3.5%	16.8%	2,700	—	3,050
Waterstreet Complex	NA	10.0%	12.0%	4.0%	16.0%	17,490	—	19,960
Westgrove Air Plaza	73.0%	10.7%	14.3%	0.0%	14.3%	4,700	—	5,390
Wilshire Medical	93.0%	10.6%	12.0%	2.0%	14.0%	8,240	—	9,390
Windsor Executive Plaza	64.0%	10.7%	14.3%	2.0%	16.3%	3,910	—	4,450
Ambulatory Surgery Center	100.0%	10.6%	12.0%	0.0%	12.0%	6,330	—	7,170
Harmon	66.0%	10.7%	14.3%	4.0%	18.3%	7,970	—	8,960
Mimado	74.0%	10.7%	14.3%	3.0%	17.3%	3,780	—	4,260

(1)	Based upon selected 2002 capitalization rate.

(2)	Capitalization rate adjustment of up to 400 bps based upon the properties LTM performance and budgeted 2001 performance in relation to the comparable period DCF projections. For the properties where the DCF projection was 10% higher than the comparable period performance or updated budget, a 50 bps adjustment was made. For the properties where the DCF projection was 20% higher than the comparable period performance or updated budget, a 100 bps adjustment was made. And so on, up to a 200 bps point adjustment per period.

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TCI Office Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
										Selected LTM	2002	Selected 2002
					LTM Rent/	Implied	Cushman	Capitalization	HLHZ	Capitalization	Cap Rate	Capitalization
TCI Office Asset	City	State	Year Built	Occupancy	Sq. Ft.	Comps (1)	& Wakefield	Rate	Adjustment	Rate	Adjustment	Rate

1010 Common	New Orleans	LA	1970	35%	$0.42	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
225 Baronne	New Orleans	LA	1960	75%	0.66	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
4135 Beltline Road	Addison	TX	1981/1982	1%	0.11	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Wilshire Medical Building (9033 Wilshire)	Los Angeles	CA	1957	93%	2.18	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Ambulatory Surgery Center	Sterling	VA	1991	100%	2.02	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Amoco	New Orleans	LA	1974	84%	0.95	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Atrium	Palm Beach	FL	1985	79%	0.91	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Bay Plaza	Tampa	FL	1988	98%	1.30	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Bay Plaza II	Tampa	FL	1985	91%	1.07	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Bonita Plaza	Bonita	CA	1991	92%	1.85	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Brandeis	Omaha	NE	1921	88%	0.83	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Corporate Pointe	Chantilly	VA	1992	100%	1.77	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Countryside Retail Center	Sterling	VA	1986	90%	1.54	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Durham Center	Durham	NC	1988	94%	1.50	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Forum	Richmond	VA	1987	60%	0.97	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Harmon	Sterling	VA	1987	66%	1.47	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Hartford	Dallas	TX	1980	40%	0.52	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Institute Place	Chicago	IL	1910	90%	1.40	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Jefferson	Washington	DC	1979	90%	2.70	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Lexington Center	Colorado Springs	CO	1986	80%	1.21	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Mimado	Sterling	VA	1986	74%	1.44	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
NASA	Clear Lake	TX	1979	68%	0.68	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
One Steeplechase	Sterling	VA	1987	100%	1.73	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Parkway North	Dallas	TX	1980	78%	1.14	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Plaza Towers Portfolio	St. Petersburg	FL	1979	98%	1.45	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Remington Tower	Tulsa	OK	1982	91%	0.99	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Washington Mutual Building (Savings of America)	Houston	TX	1979	87%	0.87	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Valley Rim	San Diego	CA	1988	91%	1.20	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Venture Center	Atlanta	GA	1979	100%	1.50	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
View Ridge	San Diego	CA	1981	100%	0.98	11.1%	10.1%	10.1%	0.0%	10.1%	0.5%
Westgrove Air Plaza	Addison	TX	1982	73%	1.04	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Windsor Plaza	Windcrest	TX	1984	64%	0.77	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Eton Square Portfolio	Tulsa	OK	1985	73%	0.70	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%
Red Cross Building	Dallas	TX	1983	0%	0.03	11.1%	10.2%	10.2%	0.0%	10.2%	0.5%

(1)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

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TCI Income Producing Real Estate — Net Asset Value Approach

TCI Office Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Office Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/ Sq. Ft.

1010 Common	494,579	$133	$1,084	$74	$74	$59	10.2%	$580	$1.17
225 Baronne	416,834	742	582	63	63	679	10.2%	6,691	16.05
4135 Beltline Road	90,000	(116)	0	14	14	(129)	10.2%	(1,271)	(14.12)
Wilshire Medical Building (9033 Wilshire)	44,253	670	101	7	7	664	10.1%	6,571	148.48
Ambulatory Surgery Center	33,832	702	30	5	5	697	10.1%	6,904	204.07
Amoco	378,244	1,246	24	57	57	1,189	10.1%	11,772	31.12
Atrium	74,603	443	14	11	11	432	10.2%	4,254	57.02
Bay Plaza	75,780	699	71	11	11	688	10.1%	6,812	89.89
Bay Plaza II	78,882	463	42	12	12	451	10.1%	4,467	56.63
Bonita Plaza	47,777	756	0	7	7	748	10.1%	7,410	155.09
Brandeis	319,234	1,237	127	48	48	1,189	10.1%	11,772	36.88
Corporate Pointe	65,918	917	17	10	10	907	10.1%	8,978	136.21
Countryside Retail Center	133,422	1,805	10	20	20	1,785	10.1%	17,677	132.49
Durham Center	207,171	2,197	36	31	31	2,166	10.1%	21,445	103.51
Forum	79,791	644	10	12	12	632	10.2%	6,227	78.04
Harmon	72,062	714	2	11	11	703	10.2%	6,928	96.14
Hartford	174,513	(138)	108	26	26	(164)	10.2%	(1,614)	(9.25)
Institute Place	144,915	1,376	171	22	22	1,354	10.1%	13,409	92.53
Jefferson	71,877	1,325	89	11	11	1,315	10.1%	13,016	181.09
Lexington Center	74,603	596	2	11	11	584	10.1%	5,785	77.55
Mimado	35,127	304	13	5	5	299	10.2%	2,945	83.83
NASA	78,159	195	48	12	12	183	10.2%	1,804	23.08
One Steeplechase	103,376	1,067	0	16	16	1,051	10.1%	10,410	100.70
Parkway North	71,041	376	56	11	11	366	10.2%	3,602	50.70
Plaza Towers Portfolio	187,108	1,493	59	28	28	1,465	10.1%	14,508	77.54
Remington Tower	90,009	418	57	14	14	404	10.1%	4,002	44.46
Washington Mutual Building (Savings of America)	68,634	221	53	10	10	211	10.1%	2,087	30.41
Valley Rim	54,194	392	0	8	8	384	10.1%	3,800	70.13
Venture Center	38,272	443	0	6	6	437	10.1%	4,325	113.00
View Ridge	25,062	203	0	4	4	199	10.1%	1,970	78.59
Westgrove Air Plaza	78,326	426	77	12	12	414	10.2%	4,083	52.12
Windsor Plaza	80,522	244	12	12	12	232	10.2%	2,282	28.34
Red Cross Building	30,000	(125)	0	5	5	(129)	10.2%	NA	NA

Portfolio	4,018,120	$22,068	$2,893	$603	$603	$21,466		$213,628	$53.17

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

(2)	Income and valuation account for the 90.0% ownership stake that TCI owns in Eton Square.

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TCI Office Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Office Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/ Sq. Ft.

1010 Common	494,579	1,810	4,491	$74	$74	1,736	10.7%	$16,297	$32.95
225 Baronne	416,834	295	2,911	63	63	233	10.7%	2,183	5.24
4135 Beltline Road	90,000	(68)	1,583	14	14	(81)	10.7%	(765)	(8.50)
Wilshire Medical Building (9033 Wilshire)	44,253	641	398	7	7	634	10.6%	5,980	135.13
Ambulatory Surgery Center	33,832	784	0	5	5	779	10.6%	7,350	217.25
Amoco	378,244	1,553	1,215	57	57	1,497	10.6%	14,120	37.33
Atrium	74,603	438	91	11	11	426	10.7%	4,004	53.67
Bay Plaza	75,780	580	77	11	11	569	10.6%	5,368	70.84
Bay Plaza II	78,882	320	203	12	12	308	10.6%	2,907	36.85
Bonita Plaza	47,777	812	81	7	7	805	10.6%	7,597	159.02
Brandeis	319,234	1,733	334	48	48	1,685	10.6%	15,899	49.80
Corporate Pointe	65,918	944	67	10	10	934	10.6%	8,813	133.70
Countryside Retail Center	133,422	1,916	164	20	20	1,896	10.6%	17,885	134.05
Durham Center	207,171	2,443	119	31	31	2,412	10.6%	22,753	109.83
Forum	79,791	585	640	12	12	573	10.7%	5,376	67.38
Harmon	72,062	614	299	11	11	603	10.7%	5,663	78.58
Hartford	174,513	(246)	773	26	26	(272)	10.7%	(2,559)	(14.66)
Institute Place	144,915	1,372	196	22	22	1,350	10.6%	12,736	87.89
Jefferson	71,877	1,575	389	11	11	1,564	10.6%	14,755	205.29
Lexington Center	74,603	784	191	11	11	773	10.6%	7,293	97.76
Mimado	35,127	424	34	5	5	419	10.7%	3,933	111.95
NASA	78,159	245	101	12	12	233	10.7%	2,188	27.99
One Steeplechase	103,376	1,176	0	16	16	1,160	10.6%	10,945	105.87
Parkway North	71,041	461	135	11	11	450	10.7%	4,228	59.51
Plaza Towers Portfolio	187,108	1,531	350	28	28	1,503	10.6%	14,178	75.77
Remington Tower	90,009	320	477	14	14	306	10.6%	2,889	32.10
Washington Mutual Building (Savings of America)	68,634	316	80	10	10	306	10.6%	2,884	42.02
Valley Rim	54,194	632	26	8	8	624	10.6%	5,887	108.63
Venture Center	38,272	429	190	6	6	424	10.6%	3,996	104.40
View Ridge	25,062	0	0	4	4	(4)	10.6%	(35)	(1.42)
Westgrove Air Plaza	78,326	329	137	12	12	317	10.7%	2,979	38.03
Windsor Plaza	80,522	174	226	12	12	162	10.7%	1,518	18.85
Red Cross Building	30,000	(232)	0	5	5	(236)	10.7%	NA	NA

Portfolio	4,018,120	$24,689	$15,978	$603	$603	$24,086		$229,245	$57.05

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

(2)	Income and valuation account for the 10.0% ownership stake that TCI owns in Eton Square.

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TCI Retail Assets Net Asset Value Approach Summary

($ in Thousands)

			NAV Valuation Indication			Valuation Indication Range			HLHZ Selected Value
	Rentable
TCI Retail Asset	Square Feet	Occupancy	LTM	2002	DCF	Low		High

Fruitland Park	6,722	100%	439	352	505	352	—	505	400	—	500
Kmart Plaza — San Angelo	NA	100%	179	169	150	150	—	179	200	—	200
Dunes Plaza	223,869	63%	5,809	6,358	9,125	5,809	—	9,125	6,000	—	6,500
K-Mart — Cary	92,033	100%	2,947	2,764	2,825	2,764	—	2,947	2,800	—	2,900
Parkway Center	28,374	75%	3,570	2,676	3,845	2,676	—	3,845	2,700	—	3,800
Promenade	133,558	77%	11,556	10,822	14,745	10,822	—	14,745	11,000	—	13,000
Sadler Square	70,295	98%	4,094	3,544	3,985	3,544	—	4,094	3,500	—	4,100
Kmart Plaza — Sheboygan	74,532	100%	1,360	1,436	1,520	1,360	—	1,520	1,400	—	1,500

Portfolio	629,383					$27,477	—	$36,960	$28,000		$32,500

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TCI Retail DCF Analysis

($ in Thousands)

			Discount Rate Selection

		Selected Exit	C&W
		Capitalization	Discount	HLHZ	Selected	Discounted Cash Flow
TCI Retail Asset	Occupancy	Rate(1)	Rate	Adjustment(2)	Discount Rate	Valuation Indications

Plaza on Bachman Creek	89.0%	11.1%	12.5%	1.0%	13.5%	$6,620	—	$7,480
Countryside	90.0%	10.6%	12.5%	0.0%	12.5%	17,260	—	19,560
Dunes Plaza	63.0%	10.7%	13.5%	2.5%	16.0%	8,510	—	9,740
Fruitland Park	100.0%	10.0%	12.0%	0.5%	12.5%	470	—	540
K-Mart Cary	100.0%	10.0%	12.0%	0.0%	12.0%	2,640	—	3,010
K-Mart San Angelo	100.0%	10.0%	12.0%	0.0%	12.0%	140	—	160
K-Mart Sheboygan	100.0%	10.0%	12.0%	0.0%	12.0%	1,420	—	1,620
Parkway Center	75.0%	10.7%	12.5%	2.0%	14.5%	3,600	—	4,090
Promenade Shopping Center	77.0%	10.7%	12.5%	1.5%	14.0%	13,810	—	15,680
Sadler Square	98.0%	10.0%	12.0%	0.5%	12.5%	3,720	—	4,250
Chelsea Square	77.0%	10.7%	12.5%	3.0%	15.5%	4,980	—	5,630
1925 Valley View Lane	10.0%	10.7%	13.5%	4.0%	17.5%	NA	—	NA

(1)	Based upon selected 2002 capitalization rate.

(2)	Capitalization rate adjustment of up to 400 bps based upon the properties LTM performance and budgeted 2001 performance in relation to the comparable period DCF projections. For the properties where the DCF projection was 10% higher than the comparable period performance or updated budget, a 50 bps adjustment was made. For the properties where the DCF projection was 20% higher than the comparable period performance or updated budget, a 100 bps adjustment was made. And so on, up to a 200 bps point adjustment per period.

Houlihan Lokey Howard & Zukin	83

ARL/IORI/TCI Merger

TCI Income Producing Real Estate — Net Asset Value Approach

TCI Retail Assets Capitalization Rate Selection Schedule

						Capitalization Rate
						Indications
										Selected LTM	2002	Selected 2002
					LTM Rent /	Implied	Cushman	Capitalization	HLHZ	Capitalization	Cap Rate	Capitalization
TCI Retail Asset	City	State	Year Built	Occupancy	Sq. Ft.	Comps(1)	& Wakefield	Rate	Adjustment	Rate	Adjustment	Rate

Fruitland Park	Fruitland Park	FL	1970	100%	0.83	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Kmart Plaza — San Angelo	San Angelo	TX	1992	100%	NA	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Dunes Plaza	Michigan City	IN	1978	63%	0.38	10.8%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%
K-Mart — Cary	Cary	NC	1981	100%	0.28	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Parkway Center	Dallas	TX	1979	75%	1.64	10.8%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%
Promenade	Highland Ranch	CO	1986	77%	1.07	10.8%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%
Sadler Square	Amelia Island	FL	1987	98%	0.68	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Kmart Plaza — Sheboygan	Sheboygan	WI	1977	100%	0.17	10.8%	9.5%	9.5%	0.0%	9.5%	0.5%	10.0%
Chelsea Square	Houston	TX	1985	77%	0.85	10.8%	10.2%	10.2%	0.0%	10.2%	0.5%	10.7%

(1)	Implied cap rates from comparable public REITs as stated in the November 2001 issue of SNL Real Estate Securities Monthly.

(2)	Property is listed as a Miscellaneous/Bakery.

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TCI Income Producing Real Estate — Net Asset Value Approach

TCI Retail Assets LTM Net Asset Value Approach

($ in Thousands)

		LTM	LTM	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Retail Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/ Sq. Ft.

Fruitland Park	6,722	43	0	1	1	42	9.5%	439	65.32
Kmart Plaza — San Angelo	0	17	0	0	0	17	9.5%	179	NMF
Dunes Plaza	223,869	623	219	34	34	590	10.2%	5,809	25.95
K-Mart — Cary	92,033	294	0	14	14	280	9.5%	2,947	32.02
Parkway Center	28,374	367	20	4	4	362	10.2%	3,570	125.81
Promenade	133,558	1,193	0	20	20	1,173	10.2%	11,556	86.52
Sadler Square	70,295	400	2	11	11	389	9.5%	4,094	58.25
Kmart Plaza — Sheboygan	74,532	140	0	11	11	129	9.5%	1,360	18.25

Portfolio	629,383	$3,076	$241	$94	$94	$2,982		$29,953	$47.59

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

(2)	Property is listed as a Miscellaneous/Bakery.

(3)	Income and valuation account for the 1.0% ownership stake that TCI owns in Walmart Malden.

(4)	Income and valuation account for the 63.7% ownership stake that TCI owns in Chelsea Square.

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ARL/IORI/TCI Merger

TCI Income Producing Real Estate — Net Asset Value Approach

TCI Retail Assets 2002 Net Asset Value Approach

($ in Thousands)

		2002	2002	Normalized	Selected		Selected		Implied
	Rentable	Net Operating	Capital	Capital	Capital	Selected	Capitalization	Valuation	Valuation
TCI Retail Asset	Square Feet	Income	Expenditures	Expenditures	Expenditures	NOI(1)	Rate	Indication	/ Sq. Ft.

Fruitland Park	6,722	36	0	1	1	35	10.0%	352	52.40
Kmart Plaza — San Angelo	0	17	0	0	0	17	10.0%	169	NMF
Dunes Plaza	223,869	711	189	34	34	677	10.7%	6,358	28.40
K-Mart — Cary	92,033	290	0	14	14	276	10.0%	2,764	30.04
Parkway Center	28,374	289	88	4	4	285	10.7%	2,676	94.33
Promenade	133,558	1,173	164	20	20	1,153	10.7%	10,822	81.03
Sadler Square	70,295	365	85	11	11	354	10.0%	3,544	50.41
Kmart Plaza — Sheboygan	74,532	155	0	11	11	144	10.0%	1,436	19.27

Portfolio	629,383	$3,036	$526	$94	$94	$2,941		$28,122	$44.68

(1)	Selected Net Operating Income equals Net Operating Income after Normalized Capital Expenditures of $0.15 per square foot annually.

(2)	Property is listed as a Miscellaneous/Bakery.

(3)	Income and valuation account for the 1.0% ownership stake that TCI owns in Walmart Malden.

(4)	Income and valuation account for the 63.7% ownership stake that TCI owns in Chelsea Square.

Houlihan Lokey Howard & Zukin	86

TCI — Land

ARL/IORI/TCI Merger

TCI — Land

Land Valuation Summary — Transcontinental Realty Investors, Inc.

($ in thousands)

			Book
Land	City	State	Value	Value Range

1013 Common	New Orleans	LA	625	$600	$600
Alamo Springs	Dallas	TX	1,385	$1,400	$1,400
Dominion	Dallas	TX	3,931	$1,600	$2,000
Eagle Crest	NA	NA	2,634	$2,500	$3,300
Fiesta	NA	NA	44	$0	$0
Folsom	NA	NA	1,781	$4,000	$5,100
Fruitland	NA	NA	153	$200	$600
Lamar/ Parmer	Austin	TX	1,665	$1,700	$2,000
Las Colinas	Las Colinas	TX	1,000	$1,000	$3,300
Lemmon Carlisle	Dallas	TX	3,606	$3,600	$3,600
Limestone Canyon II	Austin	TX	694	$700	$700
Limestone Ranch	Lewsiville	TX	—	$0	$0
Manhattan	Farmers Branch	TX	11,186	$11,900	$15,400
MicKinney 36	Collin County	TX	2,077	$2,000	$7,500
Mira Lago	Farmers Branch	TX	—	$0	$0
Moss Creek	NA	NA	85	$0	$0
Pac Trust	NA	NA	—	$800	$1,000
Red Cross	Dallas	TX	8,383	$8,400	$10,700
Round Mountain	NA	NA	1,542	$1,200	$1,500
Seminary West	Fort Worth	TX	—	$0	$0
Solco Valley Ranch	Dallas	TX	—	$0	$0
State Highway 121	Collin County	TX	1,773	$1,800	$1,800
West End	Dallas	TX	7,469	$7,500	$7,500
McKinney/Allen Assemblage
OPUBCO I	NA	NA	NA
Watters Road	Collin County	TX	1,587
Stacey Road	Allen	TX	2,472
McKinney 140	NA	NA	NA
Whisenant	Collin County	TX	572
Solco	Collin County	TX	1,308
Sandison	Collin County	TX	4,629

Total McKinney/Allen Assemblage			10,568	$17,000	$29,000
TOTAL				$67,900	$97,000
SELECTED VALUE			60,601	$68,000	$97,000

Houlihan Lokey Howard & Zukin	88

TCI — Other Assets

ARL/IORI/TCI Merger

TCI — Other Assets

TCI — Other Real Estate Assets Valuation

($ in Thousands)

Asset	Asset Type	Conluded Value Range

Signature Atheletic Club	Athletic Club	$1,500	—	$2,300
Alamo Springs Parking	Parking
West End Parking Lot	Parking
Combine Parking Lots		$700	—	$1,000
Total Value of TCI’s Other Real Estate Assets		$2,200	—	$3,300

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ARL/IORI/TCI Merger

TCI — Other Assets

TCI Signature Athletic Club Valuation

($ in Thousands)

	Budget	LTM
	12/31/02	9/30/01

Operating Revenue	$2,492	2,267
Operating Expenses	2,202	1,889

Net Operating Income	$290	$378
Operating Income Margin	11.6%	16.7%

	Representative
	Level	Selected Multiple Range			Value Range

LTM Net Operating Income	$378	4.0x	—	6.0x	$1,510	—	$2,266
		Concluded Value Range			$1,500	—	$2,300

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ARL/IORI/TCI Merger

TCI — Other Assets

TCI Consolidated Parking Assets Valuation

($ in Thousands)

Alamo Springs Parking

	Budget	LTM	FYE
	12/31/02	9/30/01	12/31/00

Operating Revenue	$2	$2
Operating Expenses	39	57

Net Operating Income	$(36)	$(55)	$(30)
Operating Income Margin	NMF	NMF

TCI Consolidated Parking Lots Statements

	Budget	LTM	FYE
	12/31/02	9/30/01	12/31/00

Operating Revenue	$422	$448
Operating Expenses	293	305

Net Operating Income	$129	$143	$311
Operating Income Margin	30.6%	32.0%

West End Parking Lot

	Budget	LTM	FYE
	12/31/02	9/30/01	12/31/00

Operating Revenue	$420	$447
Operating Expenses	254	248

Net Operating Income	$166	$198	$341
Operating Income Margin	39.5%	44.4%

	Representative
	Level	Selected Multiple Range			Value Range

LTM Net Operating Income	$143	5.0x	—	7.0x	$717	—	$1,004
		Concluded Value Range			$700	—	$1,000

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ARL/IORI/TCI Merger

TCI — Other Assets

Net Other Assets Analysis — Transcontinental Realty Investors, Inc.

($ in Thousands)

	Balance at	Percentage	Recoverable
	9/30/01	Recoverable	Value

Other Assets
Advances to Affiliates	$4,193	100.0%	$4,193
Accounts Receivable	5,365	75.0%	4,024
Prepaid Expenses	4,129	0.0%	0
Escrow Deposits	10,590	100.0%	10,590
Pending Purchases	1,222	100.0%	1,222
Utilities	306	0.0%	0
Payroll Deposits	5	0.0%	0
Other	629	0.0%	0
Inventory	30	50.0%	15
Deferred Borrowing Costs	4,603	0.0%	0

Total Other Assets	$31,072		$20,044
Other Liabilities
Accounts Payable	$6,656	100.0%	$6,656
Accrued Property Tax	7,914	100.0%	7,914
Security Deposits	3,823	100.0%	3,823
Note Receivable Escrow	17	100.0%	17
Deferred Gains on Sales	1,905	100.0%	1,905
Deferred Revenues	47	100.0%	47
Net Income Fee Payable	946	100.0%	946
Incentive Fee Payable	1,326	100.0%	1,326
Management Fee Payable	356	100.0%	356
Prepaid Rents	178	100.0%	178
Payroll Payables	334	100.0%	334
Other Accrued Expenses	2,476	100.0%	2,476

Total Other Liabilities	$25,978		$25,978
Net Other Assets			$(5,934)

Houlihan Lokey Howard & Zukin	93

TCI — Deferred Tax Analysis

ARL/IORI/TCI Merger

TCI — Deferred Tax Analysis

TCI Deferred Tax Analysis

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Apartments
4242 Cedar Springs	$2,600	—	$3,000	$1,072	$1,528	—	$1,928	$611	—	$771
Apple Lane	1,500	—	1,800	1,640	(140)	—	160	(56)	—	64
Arbor Pointe	2,300	—	3,000	1,614	686	—	1,386	274	—	554
Ashton Way	700	—	1,500	1,847	(1,147)	—	(347)	(459)	—	(139)
Autumn Chase	1,300	—	1,300	1,382	(82)	—	(82)	(33)	—	(33)
Baywalk	6,600	—	6,600	0	6,600	—	6,600	2,640	—	2,640
By the Sea	6,200	—	6,200	0	6,200	—	6,200	2,480	—	2,480
Cliffs of Eldorado	9,800	—	10,200	12,640	(2,840)	—	(2,440)	(1,136)	—	(976)
County Crossing	6,300	—	7,000	2,429	3,871	—	4,571	1,548	—	1,828
Courtyard	200	—	1,900	0	200	—	1,900	80	—	760
Coventry Pointe	600	—	1,500	615	(15)	—	885	(6)	—	354
Country Club Villas (Camelot)	5,200	—	5,200	3,408	1,792	—	1,792	717	—	717
El Chapparal	5,500	—	6,000	1,905	3,595	—	4,095	1,438	—	1,638
Fairway View Estates	6,300	—	7,300	1,759	4,541	—	5,541	1,816	—	2,216
Fairways	4,000	—	4,300	5,347	(1,347)	—	(1,047)	(539)	—	(419)
Forty-Four Hundred	1,700	—	2,000	1,652	48	—	348	19	—	139
Fountain Lake	3,500	—	4,500	2,766	734	—	1,734	294	—	694
Fountains of Waterford	1,800	—	3,200	2,430	(630)	—	770	(252)	—	308
Gladstell Forest	4,200	—	4,800	2,316	1,884	—	2,484	754	—	994
Grove Park	8,000	—	8,300	3,877	4,123	—	4,423	1,649	—	1,769
Harper’s Ferry	3,700	—	4,000	1,498	2,202	—	2,502	881	—	1,001
Heritage on the River	12,900	—	13,300	6,886	6,014	—	6,414	2,406	—	2,566
Hunters Glen	1,200	—	1,900	2,618	(1,418)	—	(718)	(567)	—	(287)
In the Pines	9,900	—	10,300	5,153	4,747	—	5,147	1,899	—	2,059
Island Bay	20,400	—	20,400	0	20,400	—	20,400	8,160	—	8,160
Limestone Canyon	14,500	—	16,400	15,786	(1,286)	—	614	(514)	—	246

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TCI — Deferred Tax Analysis

TCI Deferred Tax Analysis (Continued)

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Madison at Bear Creek	4,700	—	5,200	3,160	1,540	—	2,040	616	—	816
Marina Landing	12,100	—	12,100	0	12,100	—	12,100	4,840	—	4,840
Mountain Plaza	4,500	—	5,400	4,013	487	—	1,387	195	—	555
Oak Park IV	1,200	—	1,500	696	504	—	804	202	—	322
Paramount Terrace	3,100	—	3,600	3,351	(251)	—	249	(100)	—	100
Plantation	2,300	—	2,700	3,356	(1,056)	—	(656)	(422)	—	(262)
Primrose	4,400	—	5,200	4,208	192	—	992	77	—	397
Quail Creek	4,000	—	4,400	3,344	656	—	1,056	262	—	422
Quail Oaks	3,200	—	3,500	1,261	1,939	—	2,239	776	—	896
Sandstone	8,600	—	8,800	7,790	810	—	1,010	324	—	404
Somerset	6,300	—	6,500	2,869	3,431	—	3,631	1,372	—	1,452
South Cochran	4,500	—	4,900	2,225	2,275	—	2,675	910	—	1,070
Southgate	1,600	—	2,100	1,619	(19)	—	481	(8)	—	192
Southgreen	3,000	—	3,100	3,618	(618)	—	(518)	(247)	—	(207)
Stone Oak	6,200	—	7,100	2,209	3,991	—	4,891	1,596	—	1,956
Summerfield	9,900	—	10,900	5,168	4,732	—	5,732	1,893	—	2,293
Summerstone	7,600	—	8,000	5,090	2,510	—	2,910	1,004	—	1,164
Sunchase	4,200	—	4,600	3,687	513	—	913	205	—	365
Terrace Hills	9,500	—	9,500	6,067	3,433	—	3,433	1,373	—	1,373
Timbers	2,500	—	3,000	2,332	168	—	668	67	—	267
Trails at Windfern	7,200	—	7,300	3,637	3,563	—	3,663	1,425	—	1,465
Treehouse	5,900	—	7,000	3,422	2,478	—	3,578	991	—	1,431
Westwood Square	400	—	700	417	(17)	—	283	(7)	—	113
Willow Creek	2,800	—	2,900	2,022	778	—	878	311	—	351
Willow-Wick	2,500	—	2,800	3,440	(940)	—	(640)	(376)	—	(256)
Willow-Wick Gardens	3,800	—	4,100	980	2,820	—	3,120	1,128	—	1,248
Woodview	3,500	—	3,800	3,452	48	—	348	19	—	139

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TCI — Deferred Tax Analysis

TCI Deferred Tax Analysis (Continued)

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Hotels
Majestic Hotel	3,400	—	3,600	4,095	(695)	—	(495)	(278)	—	(198)
City Suites	4,800	—	4,900	5,376	(576)	—	(476)	(230)	—	(190)
Majestic Inn	5,000	—	5,000	4,982	18	—	18	7	—	7
Willows Hotel	4,400	—	5,100	5,479	(1,079)	—	(379)	(432)	—	(152)
Industrial
5360 Tulane	600	—	700	352	248	—	348	99	—	139
5700 Tulane	700	—	1,000	557	143	—	443	57	—	177
Addison Hanger	2,400	—	2,400	2,385	15	—	15	6	—	6
Addison Hanger II	1,200	—	1,200	0	1,200	—	1,200	480	—	480
Central Freight Warehouse	4,000	—	4,000	1,145	2,855	—	2,855	1,142	—	1,142
Encon	4,700	—	5,400	2,145	2,555	—	3,255	1,022	—	1,302
Kelly Portfolio	6,500	—	8,500	4,599	1,901	—	3,901	760	—	1,560
McLeod	5,800	—	5,900	4,747	1,053	—	1,153	421	—	461
Ogden Industrial	2,300	—	2,600	2,671	(371)	—	(71)	(148)	—	(28)
Plaza on Bachman Creek	5,400	—	7,100	1,129	4,271	—	5,971	1,708	—	2,388
Space Center	1,500	—	2,000	925	575	—	1,075	230	—	430
Texstar	1,800	—	2,000	1,535	265	—	465	106	—	186
Tricon Portfolio	14,800	—	17,900	8,488	6,312	—	9,412	2,525	—	3,765
Office
1010 Common	16,300	—	18,100	27,303	(11,003)	—	(9,203)	(4,401)	—	(3,681)
225 Baronne	6,000	—	7,000	14,334	(8,334)	—	(7,334)	(3,334)	—	(2,934)
4135 Beltline Road	2,600	—	2,600	4,527	(1,927)	—	(1,927)	(771)	—	(771)

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ARL/IORI/TCI Merger

TCI — Deferred Tax Analysis

TCI Deferred Tax Analysis (Continued)

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

Wilshire Medical Building (9033 Wilshire	6,000	—	7,000	9,403	(3,403)	—	(2,403)	(1,361)	—	(961)
Ambulatory Surgery Center	6,800	—	7,400	9,027	(2,227)	—	(1,627)	(891)	—	(651)
Amoco	11,000	—	13,000	6,538	4,462	—	6,462	1,785	—	2,585
Atrium	3,000	—	4,000	5,557	(2,557)	—	(1,557)	(1,023)	—	(623)
Bay Plaza	5,400	—	6,800	3,917	1,483	—	2,883	593	—	1,153
Bay Plaza II	2,900	—	4,600	4,989	(2,089)	—	(389)	(836)	—	(156)
Bonita Plaza	7,400	—	8,400	6,141	1,259	—	2,259	504	—	904
Brandeis	12,000	—	14,000	13,012	(1,012)	—	988	(405)	—	395
Corporate Pointe	8,300	—	9,000	3,235	5,065	—	5,765	2,026	—	2,306
Countryside Retail Center	17,700	—	18,400	18,674	(974)	—	(274)	(390)	—	(110)
Durham Center	19,200	—	22,800	15,367	3,833	—	7,433	1,533	—	2,973
Forum	5,500	—	6,500	4,572	928	—	1,928	371	—	771
Harmon	6,000	—	8,000	9,428	(3,428)	—	(1,428)	(1,371)	—	(571)
Hartford	4,000	—	4,000	2,545	1,455	—	1,455	582	—	582
Institute Place	11,900	—	13,400	3,515	8,385	—	9,885	3,354	—	3,954
Jefferson	13,000	—	14,800	9,803	3,197	—	4,997	1,279	—	1,999
Lexington Center	5,800	—	7,300	4,311	1,489	—	2,989	596	—	1,196
Mimado	2,900	—	4,000	5,203	(2,303)	—	(1,203)	(921)	—	(481)
NASA	2,000	—	3,000	1,022	978	—	1,978	391	—	791
One Steeplechase	10,400	—	12,300	5,367	5,033	—	6,933	2,013	—	2,773
Parkway North	4,000	—	5,000	4,987	(987)	—	13	(395)	—	5
Plaza Towers Portfolio	14,200	—	15,200	6,126	8,074	—	9,074	3,230	—	3,630
Remington Tower	3,000	—	4,000	4,321	(1,321)	—	(321)	(528)	—	(128)
Washington Mutual Building (Savings of America)	2,100	—	2,900	1,900	200	—	1,000	80	—	400
Valley Rim	5,500	—	5,500	5,140	360	—	360	144	—	144
Venture Center	4,000	—	4,300	2,512	1,488	—	1,788	595	—	715

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ARL/IORI/TCI Merger

TCI — Deferred Tax Analysis

TCI Deferred Tax Analysis (Continued)

				Book	Implied Capital
	Value Range			Value	Gain (Loss) Range			Taxes @ 40%

View Ridge	2,000	—	2,000	1,974	26	—	26	10	—	10
Westgrove Air Plaza	3,000	—	4,000	2,041	959	—	1,959	384	—	784
Windsor Plaza	2,000	—	2,500	2,956	(956)	—	(456)	(382)	—	(182)
Retail
Fruitland Park	400	—	500	0	400	—	500	160	—	200
Kmart Plaza — San Angelo	200	—	200	0	200	—	200	80	—	80
Dunes Plaza	6,000	—	6,500	6,180	(180)	—	320	(72)	—	128
K-Mart — Cary	2,800		2,900	2,589	211	—	311	84	—	124
Parkway Center	2,700		3,800	1,659	1,041	—	2,141	416	—	856
Promenade	11,000	—	13,000	4,315	6,685	—	8,685	2,674	—	3,474
Sadler Square	3,500	—	4,100	7,528	(4,028)	—	(3,428)	(1,611)	—	(1,371)
Kmart Plaza — Sheboygan	1,400	—	1,500	1,359	41	—	141	16	—	56
Other
Signature Athletic Club	1,500	—	2,300	4,086	(2,586)	—	(1,786)	(1,034)	—	(714)
Alamo Springs Parking
West End Parking Lot
Total Parking Lots	700		1,000	0	700	—	1,000	280	—	400
Land
1013 Common	600		600	625	(25)	—	(25)	(10)	—	(10)
Alamo Springs	1,400		1,400	1,385	15	—	15	6	—	6
Dominion	1,600		2,000	3,931	(2,331)	—	(1,931)	(932)	—	(772)
Eagle Crest	2,500		3,300	2,634	(134)	—	666	(54)	—	266
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TCI — Deferred Tax Analysis

TCI Deferred Tax Analysis (Continued)

			Book	Implied Capital
	Value Range		Value	Gain (Loss) Range			Taxes @ 40%

Fiesta	0	0	44	(44)	—	(44)	0	—	0
Folsom	4,000	5,100	1,781	2,219	—	3,319	888	—	1,328
Fruitland	200	600	153	47	—	447	19	—	179
Lamar/ Parmer	1,700	2,000	1,665	35	—	335	14	—	134
Las Colinas	1,000	3,300	1,000	0	—	2,300	0	—	920
Lemmon Carlisle	3,600	3,600	3,606	(6)	—	(6)	(2)	—	(2)
Limestone Canyon II	700	700	694	6	—	6	2	—	2
Limestone Ranch	0	0	0	0	—	0	0	—	0
Manhattan	11,900	15,400	11,186	714	—	4,214	286	—	1,686
MicKinney 36	2,000	7,500	2,077	(77)	—	5,423	(31)	—	2,169
Mira Lago	0	0	0	0	—	0	0	—	0
Moss Creek	0	0	85	(85)	—	(85)	0	—	0
Pac Trust	800	1,000	0	800	—	1,000	320	—	400
Red Cross	8,400	10,700	8,383	17	—	2,317	7	—	927
Round Mountain	1,200	1,500	1,542	(342)	—	(42)	(137)	—	(17)
Seminary West	0	0	0	0	—	0	0	—	0
Solco Valley Ranch	0	0	0	0	—	0	0	—	0
State Highway 121	1,800	1,800	1,773	27	—	27	11	—	11
West End	7,500	7,500	7,469	31	—	31	12	—	12
McKinney/Allen Assemblage	17,000		10,568	6,432	—	(10,568)	2,573	—	0
TOTAL							56,433	—	91,780

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Joint Venture Properties Valuation

ARL/IORI/TCI Merger

Joint Venture Properties Valuation

Apartment Joint Venture Properties Valuation

($ in Thousands)

				Selected
			Representative	Capitalization	Valuation
Asset	Asset Type	Valuation Approach	Levels	Rate	Indication

Villas Continental	Apartment	LTM Net Asset Value Approach	$667	9.1%	$7,331
		2002 Net Asset Value Approach	669	9.6%	6,973

			Enterprise Value Range		$6,973	—	$7,331

			Less: Debt		3,682	—	3,682

			Equity Value Range		$3,292	—	$3,649

			ARL Ownership @ 50.4%		$1,700	—	$1,800

				Selected
			Representative	Capitalization	Valuation
Asset	Asset Type	Valuation Approach	Levels	Rate	Indication

Lincoln Court	Apartment	LTM Net Asset Value Approach	$284	9.4%	$3,022
		2002 Net Asset Value Approach	289	9.9%	2,922

			Enterprise Value Range		$2,922	—	$3,022

			Less: Debt		2,631	—	2,631

			Equity Value Range		$291	—	$392

			TCI Ownership @ 55.0%		$200	—	$200

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Joint Venture Properties Valuation

Commercial Joint Venture Properties Valuation

($ in Thousands)

				Selected
			Representative	Capitalization	Valuation
Asset	Asset Type	Valuation Approach	Levels	Rate	Indication

Eton Square Portfolio	Office	LTM Net Asset Value Approach	839	10.2%	8,264
		2002 Net Asset Value Approach	739	10.7%	6,938
		Discounted Cash Flow Approach			12,335
			Enterprise Value Range		$10,000	—	$12,000
			Less: Debt		10,247	—	10,247

			Equity Value Range		$0	—	$1,753
			IORI Ownership @ 10.0%		$0	—	$200
			TCI Ownership @ 90.0%		$0	—	$1,600
Walmart — Malden	Retail	LTM Net Asset Value Approach	172	9.5%	1,812
		2002 Net Asset Value Approach	173	10.0%	1,731
		Discounted Cash Flow Approach			1,800
			Enterprise Value Range		$1,731	—	$1,812
			Less: Debt		902	—	902

			Equity Value Range		$829	—	$909
			IORI Ownership @ 40.0%		$300	—	$400
			TCI Ownership @ 1.0%		$8	—	$9
Chelsea Square	Retail	LTM Net Asset Value Approach	432	10.2%	4,260
		2002 Net Asset Value Approach	323	10.7%	3,033
		Discounted Cash Flow Approach			5,305
			Enterprise Value Range		$3,033	—	$5,305
			Less: Debt		2,043	—	2,043

			Equity Value Range		$991	—	$3,262
			IORI Ownership @ 36.3%		$400	—	$1,200
			TCI Ownership @ 63.7%		$600	—	$2,100

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Market Analysis

ARL/IORI/TCI Merger

Market Analysis

Apartment Market Information — Market Monitor

	Capitalization	Price /	Rent /
Region	Rate	Sq. Ft.	Sq. Ft.

Southwest(1)	9.4%	$51.17	$8.24
Southeast	9.5%	$48.71	$7.84
Florida	9.1%	$53.12	$8.32
California	8.8%	$105.62	$15.73
Midwest	9.4%	$56.81	$9.42

(1)	Includes Texas and Oklahoma

Source: Market Monitor, Second Quarter 2001.

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Market Analysis

Apartment Market Information — Cushman & Wakefield

				Terminal
	Capitalization Rate			Capitalization Rate			Discount Rate

Asset Type	Low		High	Low		High	Low		High

Class A-Leased Asset	8.3%	—	8.5%	8.7%	—	9.0%	10.6%	—	10.9%
Class A-Value Added	8.4%	—	8.7%	9.0%	—	9.2%	11.4%	—	11.6%
Class B-Leased Asset	8.8%	—	9.1%	9.3%	—	9.6%	11.4%	—	11.7%
Class B-Value Added	8.7%	—	9.0%	9.4%	—	9.6%	12.1%	—	12.4%

Source: Cushman & Wakefield Real Estate Outlook, Fall 2001

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Market Analysis

Hotel Market Information — Cushman & Wakefield

					Terminal
	Capitalization Rate				Capitalization Rate				Discount Rate

Asset Type	Low		High	Average	Low		High	Average	Low		High	Average

Luxury Hotels	8.5%	—	11.0%	10.1%	9.5%	—	11.5%	10.7%	12.0%	—	15.0%	13.7%
Full Service Hotels	9.5%	—	12.0%	10.9%	10.0%	—	12.5%	11.2%	12.0%	—	16.0%	14.0%
Limited Service Hotels	10.5%	—	13.0%	11.8%	11.0%	—	14.0%	12.1%	14.0%	—	16.0%	14.9%

Source: Cushman & Wakefield Real Estate Outlook, Fall 2001

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Market Analysis

Warehouse/Distribution Market Information — Cushman & Wakefield

				Terminal
	Capitalization Rate			Capitalization Rate			Discount Rate

Asset Type	Low		High	Low		High	Low		High

Class A-Leased Asset	8.7%	—	8.9%	9.1%	—	9.3%	10.8%	—	10.9%
Class A-Value Added	8.9%	—	9.0%	9.3%	—	9.5%	11.2%	—	11.3%
Class B-Leased Asset	9.1%	—	9.3%	9.4%	—	9.7%	11.2%	—	11.3%
Class B-Value Added	9.5%	—	9.6%	9.9%	—	10.1%	12.2%	—	12.4%

Source: Cushman & Wakefield Real Estate Outlook, Fall 2001

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Market Analysis

Office Market Information — Cushman & Wakefield

				Terminal
	Capitalization Rate			Capitalization Rate			Discount Rate

Urban/CBD Asset Type	Low		High	Low		High	Low		High

Class A-Leased Asset	8.9%	—	9.2%	9.2%	—	9.5%	11.4%	—	11.9%
Class A-Value Added	9.2%	—	9.3%	9.5%	—	9.5%	12.4%	—	12.9%
Class B-Leased Asset	9.5%	—	9.9%	9.7%	—	10.0%	12.4%	—	13.0%
Class B-Value Added	9.8%	—	9.9%	10.3%	—	10.4%	12.7%	—	13.0%

Suburban Asset Type
Class A-Leased Asset	9.2%	—	9.5%	9.5%	—	9.8%	11.3%	—	11.5%
Class A-Value Added	9.5%	—	9.6%	9.9%	—	10.1%	12.3%	—	12.5%
Class B-Leased Asset	9.9%	—	10.3%	10.2%	—	10.7%	11.9%	—	12.1%
Class B-Value Added	10.0%	—	10.3%	10.2%	—	10.6%	13.1%	—	13.4%

Source: Cushman & Wakefield Real Estate Outlook, Fall 2001. An alternative source of cap rate information, the Market Monitor, provides only Class A office but a significant number of the assets are Class B and Value Added assets and therefore the C&W information was considered more relevant.

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Market Analysis

Retail Market Information — Cushman & Wakefield

				Terminal
	Capitalization Rate			Capitalization Rate			Discount Rate

Neighborhood Center Asset Type	Low		High	Low		High	Low		High

Class A-Leased Asset	9.1%	—	9.4%	9.6%	—	9.8%	11.0%	—	11.3%
Class A-Value Added	9.1%	—	9.3%	9.7%	—	9.9%	11.6%	—	11.8%
Class B-Leased Asset	9.3%	—	9.7%	9.9%	—	10.3%	11.7%	—	12.2%
Class B-Value Added	10.1%	—	10.2%	10.8%	—	10.9%	12.8%	—	13.2%

Specialty Retail Asset Type
Class A-Leased Asset	10.0%	—	10.0%	11.0%	—	11.0%	11.0%	—	11.0%
Class A-Value Added	10.5%	—	10.5%	11.5%	—	11.5%	12.0%	—	12.0%
Class B-Leased Asset	10.5%	—	10.5%	11.5%	—	11.5%	11.5%	—	11.5%
Class B-Value Added	11.0%	—	11.0%	12.0%	—	12.0%	12.5%	—	12.5%

Source: Cushman & Wakefield Real Estate Outlook, Fall 2001

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Public Companies Analysis

ARL/IORI/TCI Merger

Public Companies Analysis

Apartment Properties Public Company Comparable Analysis

						Premium /
		01/18/02	Enterprise	Implied	Dividend	Discount	Loan to
Company	Ticker	Price	Value(1)	Cap Rate(2)	Yield(2)	to NAV(3)	Value(1)

Amli Residential Pptys Tr	AML	$24.60	$843.7	9.8%	7.8%	-12.0%	48.4%
Apartment Invt &Mgmt -Cl A	AIV	43.88	7,654.3	9.4%	7.0%	-7.1%	58.4%
Archstone-Smith Tr	ASN	25.13	5,196.1	8.7%	6.3%	-9.2%	44.2%
Associated Estates Rlty Corp	AEC	9.27	712.7	10.7%	11.2%	-20.8%	77.1%
Avalonbay Communities Inc	AVB	45.34	4,908.9	8.9%	5.3%	-8.5%	42.4%
Bre Properties -Cl A	BRE	29.54	2,251.7	8.2%	5.9%	-7.4%	39.4%
Camden Property Trust	CPT	35.24	2,622.2	9.3%	6.7%	-2.7%	45.5%
Century Realty Trust	CRLTS	11.42	53.0	9.9%	4.7%	NA	65.3%
Cornerstone Rlty Income Tr I	TCR	10.58	992.2	9.7%	9.9%	NA	50.5%
Equity Residential Pptys Tr	EQR	27.20	12,796.8	9.2%	6.0%	-2.3%	44.5%
Essex Property Trust	ESS	47.31	1,519.0	8.6%	5.9%	-9.7%	44.3%
Gables Residential Trust	GBP	28.94	1,589.4	8.6%	8.2%	-10.2%	56.5%
Home Properties New York Inc	HME	32.75	1,654.9	10.6%	7.6%	-2.5%	59.0%
Investors Real Estate Trust	IRETS	9.65	643.9	NA	6.6%	NA	66.3%
Mid-America Apt Cmntys Inc	MAA	26.55	1,213.0	9.5%	9.1%	-3.9%	63.9%
Post Properties Inc	PPS	33.51	2,485.7	9.6%	9.0%	-16.9%	50.6%
Roberts Realty Investors Inc	RPI	7.24	119.5	9.6%	0.0%	NA	78.1%
Summit Properties Inc	SMT	23.52	1,392.7	8.8%	7.8%	-15.8%	54.9%
Town & Country Trust	TCT	21.45	808.9	9.4%	8.0%	11.3%	57.8%
United Dominion Realty Trust	UDR	14.15	3,429.7	9.9%	7.5%	5.9%	60.3%
		High	$12,796.8	10.7%	11.2%	11.3%	78.1%
		Low	$53.0	8.2%	0.0%	-20.8%	39.4%
		Median	$1,554.2	9.4%	7.3%	-8.0%	55.7%
		Mean	$2,644.4	9.4%	7.0%	-7.0%	55.4%

(1)	Enterprise Value and Loan to Value calculations are based on current Factset Statistics.

(2)	Source: SNL Real Estate Securities Monthly, December 2001 issue with stock prices as of November 30, 2001

(3)	Source: Realty Stock Review, November 7, 2001 issue with stock prices as of November 2, 2001

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Public Companies Analysis

Hotel Properties Public Company Comparable Analysis

						Premium /
		01/18/02	Enterprise	Implied	Dividend	Discount	Loan to
Company	Ticker	Price	Value(1)	Cap Rate(2)	Yield(2)	to NAV(3)	Value(1)

Boykin Lodging Co	BOY	$8.13	$446.7	13.7%	19.7%	NA	69.5%
Equity Inns Inc	ENN	7.49	648.7	NA	13.8%	-6.5%	58.1%
Felcor Lodging Tr Inc	FCH	17.32	2,672.8	NA	13.3%	-35.4%	80.2%
Hersha Hospitality Trust	HT	6.00	74.1	16.1%	12.0%	NA	83.5%
Hospitality Properties Trust	HPT	29.07	2,257.2	12.4%	10.4%	-0.2%	20.6%
Host Marriott Corp	HMT	9.75	8,120.4	NA	0.0%	-42.0%	72.2%
Humphrey Hospitality Tr Inc	HUMP	2.79	147.2	14.3%	0.0%	NA	80.2%
Innkeepers Usa Trust	KPA	10.21	598.4	15.8%	0.0%	-30.4%	42.1%
Innsuites Hospitality Tr	IHT	1.31	40.5	NA	0.0%	NA	97.7%
Jameson Inns Inc	JAMS	4.65	275.2	11.4%	20.4%	NA	82.5%
La Quinta Corp	LQI	6.85	1,931.7	NA	0.0%	NA	56.8%
Lasalle Hotel Properties	LHO	11.85	556.2	5.4%	0.4%	NA	60.9%
Meristar Hospitality Corp	MHX	14.08	2,271.3	NA	15.3%	-54.2%	75.5%
Rfs Hotel Investors Inc	RFS	12.40	608.0	NA	3.5%	-33.1%	49.8%
Winston Hotels Inc	WXH	7.97	302.2	13.4%	7.5%	NA	55.7%
		High	$8,120.4	16.1%	20.4%	-0.2%	97.7%
		Low	$40.5	5.4%	0.0%	-54.2%	20.6%
		Median	$598.4	13.6%	7.5%	-33.1%	69.5%
		Mean	$1,396.7	12.8%	7.8%	-28.8%	65.7%

(1)	Enterprise Value and Loan to Value calculations are based on current Factset Statistics.

(2)	Source: SNL Real Estate Securities Monthly, December 2001 issue with stock prices as of November 30, 2001

(3)	Source: Realty Stock Review, November 7, 2001 issue with stock prices as of November 2, 2001

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Public Companies Analysis

Industrial Properties Public Company Comparable Analysis

						Premium /
		01/18/02	Enterprise	Implied	Dividend	Discount	Loan to
Company	Ticker	Price	Value(1)	Cap Rate(2)	Yield(2)	to NAV(3)	Value(1)

Amb Property Corp	AMB	$26.10	$3,961.1	11.6%	6.2%	-11.4%	50.7%
Centerpoint Properties Trust	CNT	49.10	1,686.4	6.7%	4.3%	12.6%	35.5%
Eastgroup Properties	EGP	23.15	647.9	11.5%	7.5%	-18.1%	43.5%
First Indl Realty Trust Inc	FR	30.40	2,434.1	10.4%	8.6%	-18.9%	53.0%
Keystone Property Trust Corp	KTR	13.43	667.6	10.4%	9.8%	-19.7%	66.1%
Liberty Property Trust	LRY	28.92	3,890.5	11.4%	8.1%	-14.3%	45.8%
Maxus Realty Trust Inc	MRTI	12.87	32.3	9.4%	7.0%	NA	60.4%
Monmouth Re Invest Cp -Cl A	MNRTA	6.75	137.8	9.9%	8.8%	NA	49.8%
Prologis Trust	PLD	21.15	6,096.1	8.7%	6.3%	-13.5%	40.8%
Stonehaven Realty Trust	RPP	0.45	5.9	6.5%	0.0%	NA	117.7%
		High	$6,096.1	11.6%	9.8%	12.6%	117.7%
		Low	$5.9	6.5%	0.0%	-19.7%	35.5%
		Median	$1,177.0	10.2%	7.3%	-14.3%	50.3%
		Mean	$1,956.0	9.7%	6.7%	-11.9%	56.3%

(1)	Enterprise Value and Loan to Value calculations are based on current Factset Statistics.

(2)	Source: SNL Real Estate Securities Monthly, December 2001 issue with stock prices as of November 30, 2001

(3)	Source: Realty Stock Review, November 7, 2001 issue with stock prices as of November 2, 2001

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Public Companies Analysis

Office Properties Public Company Comparable Analysis

						Premium /
		01/18/02	Enterprise	Implied	Dividend	Discount	Loan to
Company	Ticker	Price	Value(1)	Cap Rate(2)	Yield(2)	to NAV(3)	Value(1)

Alexandria R E Equities Inc	ARE	$40.95	$1,201.7	9.5%	4.4%	10.3%	46.0%
Amerivest Properties Inc	AMV	5.65	70.0	10.2%	8.8%	NA	59.8%
Arden Realty Inc	ARI	27.08	2,930.6	11.1%	7.6%	-13.6%	42.2%
Bedford Ppty Invs Inc	BED	23.10	718.8	12.2%	8.6%	NA	46.7%
Boston Properties Inc	BXP	37.42	7,458.3	10.3%	6.2%	-17.7%	56.9%
Brandywine Realty Trust	BDN	20.82	1,718.4	11.1%	8.6%	-19.4%	58.5%
Carramerica Realty Corp	CRE	29.96	2,974.5	11.2%	6.4%	-17.5%	37.4%
Cedar Income Fund Ltd	CEDR	4.40	14.0	10.8%	0.0%	NA	128.1%
Corp Office Pptys Tr Inc	OFC	12.56	754.5	11.5%	7.1%	-0.9%	67.4%
Crescent R E Equities Inc	CEI	18.27	3,947.5	10.1%	8.6%	NA	52.8%
Duke Realty Corp	DRE	23.81	4,855.4	9.8%	7.3%	-6.5%	36.3%
Equity Office Properties Tr	EOP	29.98	24,060.9	10.9%	6.7%	-12.7%	50.3%
Glenborough Realty Trust Inc	GLB	20.27	1,155.4	10.8%	9.3%	-27.3%	53.5%
Great Lakes Reit Inc	GL	15.56	502.5	10.8%	10.1%	-18.8%	48.8%
Highwoods Properties Inc	HIW	25.91	2,999.1	11.9%	9.2%	-20.1%	56.0%
Hrpt Pptys Trust	HRP	8.80	2,157.0	12.5%	9.5%	-24.9%	50.9%
Kilroy Realty Corp	KRC	25.61	1,414.3	10.7%	7.7%	-23.3%	51.1%
Koger Equity Inc	KE	15.85	753.7	14.0%	8.0%	NA	44.8%
Mack Cali Realty Corp	CLI	30.72	3,392.5	13.0%	8.5%	-12.7%	50.5%
Mission West Properties Inc	MSW	12.81	434.7	9.6%	8.0%	NA	50.8%
Parkway Properties Inc	PKY	32.65	691.5	10.5%	7.9%	-15.0%	56.4%
Prentiss Properties Trust	PP	28.21	1,916.8	12.5%	8.1%	-14.8%	46.4%
Prime Group Realty Trust	PGE	8.96	939.7	11.6%	13.5%	NA	96.6%
Reckson Assocs Rlty Corp	RA	23.50	2,832.2	12.0%	7.6%	-15.9%	51.5%
Sl Green Realty Corp	SLG	31.36	1,395.6	11.1%	5.1%	-4.8%	35.8%
		High	$24,060.9	14.0%	13.5%	10.3%	128.1%
		Low	$14.0	9.5%	0.0%	-27.3%	35.8%
		Median	$1,414.3%	11.1%	8.0%	-15.5%	50.9%
		Mean	$2,851.6%	11.2%	7.7%	-14.2%	55.0%

(1)	Enterprise Value and Loan to Value calculations are based on current Factset Statistics.

(2)	Source: SNL Real Estate Securities Monthly, December 2001 issue with stock prices as of November 30, 2001

(3)	Source: Realty Stock Review, November 7, 2001 issue with stock prices as of November 2, 2001

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Public Companies Analysis

Shopping Center Public Company Comparable Analysis

						Premium /
		01/18/02	Enterprise	Implied	Dividend	Discount	Loan to
Company	Ticker	Price	Value(1)	Cap Rate(2)	Yield(2)	to NAV(3)	Value(1)

Acadia Rlty Tr	AKR	$6.32	$401.7	12.7%	7.6%	NA	62.7%
Aegis Realty Inc	AER	11.22	151.9	12.2%	8.6%	NA	43.8%
Agree Realty Corp	ADC	15.55	172.4	10.7%	9.7%	NA	60.2%
Atlantic Rlty Tr	ATLRS	8.00	NA	NA	0.0%	NA	NA
Burnham Pacific Ppty Inc	BPP	4.00	249.1	NA	0.0%	NA	52.2%
Center Tr Inc	CTA	4.38	515.8	12.5%	4.0%	NA	77.5%
Developers Diversified Rlty	DDR	18.55	2,399.6	9.8%	7.8%	-0.1%	57.8%
Equity One Inc	EQY	14.18	760.9	12.2%	8.5%	NA	48.1%
Federal Realty Invs Trust	FRT	24.37	2,152.3	10.8%	8.6%	-18.2%	55.4%
Glimcher Realty Trust	GRT	17.77	1,714.3	10.1%	10.4%	-14.8%	70.5%
Irt Property Co	IRT	11.00	653.2	10.4%	8.6%	-2.9%	48.9%
Kimco Realty Corp	KIM	31.15	4,294.1	8.7%	6.3%	21.2%	31.0%
Konover Ppty Tr Inc	KPT	1.70	260.4	18.1%	0.0%	NA	88.3%
Kramont Realty Trust	KRT	13.05	734.9	10.2%	9.7%	NA	68.0%
Malan Realty Investors Inc	MAL	5.40	215.9	11.1%	14.5%	NA	92.1%
Mid-Atlantic Realty Trust	MRR	14.92	450.1	11.6%	8.3%	NA	51.6%
New Plan Excel Realty Tr	NXL	18.89	2,591.7	10.6%	8.8%	9.0%	41.1%
Pan Pac Retail Pptys Inc	PNP	28.15	1,546.1	9.9%	6.8%	7.5%	41.4%
Philips Intl Realty Corp	PHR	2.30	16.2	NA	0.0%	NA	0.0%
Price Legacy Corp	XLG	3.15	370.1	9.3%	0.0%	NA	71.9%
Ramco-Gershenson Properties	RPT	17.65	460.3	12.0%	10.2%	NA	73.7%
Regency Centers Corp	REG	28.20	2,878.2	10.8%	7.7%	-2.7%	44.8%
Saul Centers Inc	BFS	21.40	656.4	10.6%	7.7%	NA	53.4%
Urstadt Biddle Properties	UBP	10.00	180.0	15.0%	7.6%	NA	36.6%
Weingarten Realty Invst	WRI	49.25	2,656.0	9.4%	6.5%	14.5%	40.5%
		High	$4,294.1	18.1%	14.5%	21.2%	92.1%
		Low	$16.2	8.7%	0.0%	-18.2%	0.0%
		Median	$584.5	10.8%	7.7%	-0.1%	52.8%
		Mean	$1,103.4	11.3%	6.7%	1.5%	54.6%

(1)	Enterprise Value and Loan to Value calculations are based on current Factset Statistics.

(2)	Source: SNL Real Estate Securities Monthly, December 2001 issue with stock prices as of November 30, 2001

(3)	Source: Realty Stock Review, November 7, 2001 issue with stock prices as of November 2, 2001

Houlihan Lokey Howard & Zukin	116

ARL/IORI/TCI Merger

Public Companies Analysis

Parking Comparable Company Analysis

($ in Millions)

		Current	Enterprise	LTM EV /	LTM EV /
Company	Ticker	Price	Value	Revenue	EBITDA

Central Parking Corp	CPC	$19.15	$1,030.0	1.46x	9.5x
Imperial Parking Corp	IPK	26.75	41.3	0.51x	6.7x
		Mean	$535.7	0.98x	8.1x

Source: Factset

Houlihan Lokey Howard & Zukin	117

ARL/IORI/TCI Merger

Public Companies Analysis

Athletic Club Comparable Company Analysis

($ in Millions)

		Current	Enterprise	LTM EV /	LTM EV /
Company	Ticker	Price	Value	Revenue	EBITDA

Bally Total Fitness Hldg Cp	BFT	$21.94	$1,210.7	1.28x	5.7x
Sports Club Co Inc	SCY	2.73	161.1	1.68x	-28.7x
		Mean	$685.9	1.48x	-11.5x

Source: Factset

Houlihan Lokey Howard & Zukin	118